UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund: BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Muni

Intermediate Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

ANNUAL REPORT

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2019

Municipal Market Conditions

Municipal bonds experienced solid performance during the period, despite challenged total returns during most of 2018 as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance turned stronger late in the year, with interest rates rallying as the Fed tilted more dovish and indicated a pivot from forecast based to data driven policy and a wait-and-see approach on future rate hikes. During the period, demand for the asset class remained incredibly firm, although displayed some bouts of volatility. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended April 30, 2019, municipal bond funds experienced net inflows of approximately $27.8 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at just $321 billion (below the $385 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

S&P Municipal Bond Index Total Returns as of April 30, 2019 6 months: 5.36% 12 months: 5.84%

A Closer Look at Yields

From April 30, 2018 to April 30, 2019, yields on AAA-rated 30-year municipal bonds decreased by 54 basis points (“bps”) from 3.09% to 2.55%, while ten-year rates decreased by 63 bps from 2.49% to 1.86% and five-year rates decreased by 56 bps from 2.19% to 1.63% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 24 bps, led by 33 bps of flattening between two- and ten-year maturities.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the long end of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of April 30, 2019	BlackRock MuniAssets Fund, Inc.

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global (“S&P”), or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2019 ($14.98)(a)	4.37%
Tax Equivalent Yield(b)	7.38%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Leverage as of April 30, 2019(d)	12%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUA(a)(b)	19.07%	5.97%
Lipper High Yield Municipal Debt Funds(c)	10.95	6.63

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

Long-dated securities on the lower end of the investment grade spectrum (those rated BBB or unrated) were the largest contributors to performance. At the sector level, holdings in health care, transportation and tobacco issues were key contributors. The Fund’s holdings in Puerto Rico also aided results.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$14.98	$13.21	13.40%	$15.34	$12.51
Net Asset Value	14.14	14.01	0.93	14.14	13.74

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	18%	15%
County/City/Special District/School District	18	17
Health	17	22
Tobacco	15	16
Utilities	13	9
Education	8	10
Corporate	4	6
Housing	4	2
State	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	15%
2020	11
2021	18
2022	8
2023	15

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	—%	1%
AA/Aa	19	18
A	10	7
BBB/Baa	19	21
BB/Ba	8	12
B	11	19
CCC/Caa	—	1
CC	3	—
N/R(b)	30	21

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 2% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of April 30, 2019	BlackRock MuniEnhanced Fund, Inc.

Investment Objective

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds that are rated investment grade quality or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2019 ($10.71)(a)	4.93%
Tax Equivalent Yield(b)	8.33%
Current Monthly Distribution per Common Share(c)	$0.0440
Current Annualized Distribution per Common Share(c)	$0.5280
Leverage as of April 30, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MEN(a)(b)	7.98%	8.43%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Fund. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

During the latter part of the period, municipal investors began to reach for yield amid a strong backdrop for both fundamentals and supply-and-demand factors. In this environment, the Fund benefited from allocations to the long end of the yield curve, lower-rated investment-grade bonds, and both low- and zero-coupon bonds.

At the sector level, positions in the state tax-backed, health care and transportation issues made the largest contribution to performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$10.71	$10.48	2.19%	$10.85	$9.63
Net Asset Value	11.76	11.46	2.62	11.77	11.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	24%	24%
Health	16	14
County/City/Special District/School District	15	17
State	15	16
Utilities	11	13
Education	7	9
Housing	6	2
Corporate	4	3
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	10%
2020	3
2021	11
2022	8
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	6%	7%
AA/Aa	46	51
A	28	23
BBB/Baa	14	13
BB/Ba	2	2
N/R	4	4	(b)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1%, of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of April 30, 2019	BlackRock MuniHoldings Fund, Inc.

Investment Objective

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2019 ($15.92)(a)	5.09%
Tax Equivalent Yield(b)	8.60%
Current Monthly Distribution per Common Share(c)	$0.0675
Current Annualized Distribution per Common Share(c)	$0.8100
Leverage as of April 30, 2019(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MHD(a)(b)	12.51%	6.84%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

Long-dated securities on the lower end of the investment grade spectrum (those rated A and BBB) were the largest contributors to performance. At the sector level, holdings in tax-backed, transportation and health care issues were key contributors.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$15.92	$14.98	6.28%	$16.38	$13.89
Net Asset Value	16.56	16.41	0.91	16.58	15.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	25%	24%
Health	16	18
Utilities	14	14
County/City/Special District/School District	13	12
State	10	11
Education	8	9
Tobacco	7	6
Corporate	6	5
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	16%
2020	12
2021	12
2022	11
2023	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	4%	3%
AA/Aa	39	44
A	22	20
BBB/Baa	15	15
BB/Ba	3	4
B/B	5	4
N/R(b)	12	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 2% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of April 30, 2019	BlackRock MuniHoldings Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2019 ($15.05)(a)	4.90%
Tax Equivalent Yield(b)	8.28%
Current Monthly Distribution per Common Share(c)	$0.0615
Current Annualized Distribution per Common Share(c)	$0.7380
Leverage as of April 30, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUH(a)(b)	16.00%	7.46%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Fund. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

During the latter part of the period, municipal investors began to reach for yield amid a strong backdrop for both fundamentals and supply-and-demand factors. In this environment, the Fund benefited from allocations to the long end of the yield curve, lower-rated investment-grade bonds, and both low- and zero-coupon bonds.

At the sector level, positions in the state tax-backed, health care and transportation issues made the largest contribution to performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

The Fund’s allocation to pre-refunded bonds, while providing income and dampening risk, produced more muted returns than the overall market due to their lower sensitivity to yield movements.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$15.05	$13.75	9.45%	$15.20	$12.62
Net Asset Value	15.32	15.11	1.39	15.32	14.63

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	22%	20%
Health	17	20
County/City/Special District/School District	16	13
Utilities	12	10
State	11	15
Housing	7	2
Tobacco	6	6
Corporate	5	5
Education	4	9

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	14%
2020	11
2021	11
2022	7
2023	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	4%	4%
AA/Aa	41	46
A	22	20
BBB/Baa	15	14
BB/Ba	2	4
B/B	4	4
CC	1	—
N/R(b)	11	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 2% of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of April 30, 2019	BlackRock MuniHoldings Quality Fund, Inc.

Investment Objective

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser at the time of investment, with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2019 ($12.01)(a)	4.45%
Tax Equivalent Yield(b)	7.52%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of April 30, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUS(a)(b)	2.02%	6.59%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Fund. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

The Fund’s positions in the state tax-backed and transportation sectors contributed to performance. Holdings in longer-term bonds, which outperformed short- and intermediate-term issues, also added value.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$12.01	$12.40	(3.15)%	$12.57	$11.09
Net Asset Value	13.51	13.35	1.20	13.52	12.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	34%	31%
County/City/Special District/School District	20	26
State	13	8
Utilities	11	14
Education	9	7
Health	8	8
Tobacco	2	2
Housing	2	3
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	10%
2020	4
2021	18
2022	2
2023	18

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19		04/30/18
AAA/Aaa	3%		6%
AA/Aa	48		52
A	32		28
BBB/Baa	11		10
N/R	6	(b)	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 2% of the Fund’s total investments.

FUND SUMMARY	15

Fund Summary as of April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2019 ($13.85)(a)	3.86%
Tax Equivalent Yield(b)	6.52%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of April 30, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUI(a)(b)	11.13%	7.68%
Lipper Intermediate Municipal Debt Funds(c)	7.21	5.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Fund. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

The Fund’s positions in the transportation and state tax-backed sectors contributed to performance. Holdings in bonds with maturities of 10 to 18 years, which outperformed shorter-term issues, also added value.

Lower-quality bonds outpaced higher-quality issues during the period. As a result, positions in A and BBB rated securities were key contributors.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

Reinvestment had an adverse impact on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$13.85	$13.01	6.46%	$13.92	$12.30
Net Asset Value	15.40	14.93	3.15	15.41	14.63

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	30%	27%
County/City/Special District/School District	15	17
Health	13	10
State	12	16
Education	12	12
Utilities	10	9
Tobacco	4	3
Corporate	2	5
Housing	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	7
2021	14
2022	5
2023	13

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	5%	5%
AA/Aa	33	37
A	35	32
BBB/Baa	17	18
BB/Ba	2	2
B	2	1
N/R(b)	6	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated Investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	17

Fund Summary as of April 30, 2019	BlackRock MuniVest Fund II, Inc.

Investment Objective

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds that are rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2019 ($14.29)(a)	5.00%
Tax Equivalent Yield(b)	8.45%
Current Monthly Distribution per Common Share(c)	$0.0595
Current Annualized Distribution per Common Share(c)	$0.7140
Leverage as of April 30, 2019(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MVT(a)(b)	7.78%	6.83%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

Long-dated securities on the lower end of the investment grade spectrum (those rated A and BBB) were the largest contributors to performance. At the sector level, holdings in transportation, health care and tax-backed issues were key contributors.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$14.29	$14.05	1.71%	$14.95	$12.75
Net Asset Value	14.87	14.75	0.81	14.88	14.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector Allocation	04/30/19	04/30/18
Transportation	24%	29%
Health	18	18
Utilities	14	13
County/City/Special District/School District	13	9
State	9	12
Education	8	6
Tobacco	7	6
Corporate	6	6
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	12%
2020	11
2021	11
2022	10
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	4%	4%
AA/Aa	34	42
A	25	20
BBB/Baa	19	18
BB/Ba	3	5
B	4	5
C	1	—
N/R(b)	10	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

FUND SUMMARY	19

Schedule of Investments April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 89.1%

Alabama — 1.5%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$3,745	$4,359,708
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(a)(b):
4.50%, 05/01/32	380	400,417
5.25%, 05/01/44	485	519,561
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(c)	2,165	2,298,862

		7,578,548

Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 06/01/23	190	190,051
5.00%, 06/01/32	1,500	1,499,940
5.00%, 06/01/46	4,290	4,186,611

		5,876,602

Arizona — 2.8%
Arizona IDA, RB, Series A(b):
Doral Academy of Nevada-Fire Mesa, 5.00%, 07/15/39	520	556,031
Lone Mountain Campus Project, 5.00%, 12/15/39	250	265,815
Arizona IDA, Refunding RB, Series A(b):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	960	1,024,790
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	1,500	1,509,690
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 07/01/21(c)	425	467,632
Great Hearts Academies — Veritas Projects, 6.30%, 07/01/21(c)	500	549,095
Legacy Traditional Schools Project, Series A, 6.50%, 07/01/34(b)	570	648,666
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(b)	1,000	1,133,070
City of Phoenix Arizona IDA, Refunding RB(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	305	322,525
Basis Schools, Inc. Projects, 5.00%, 07/01/45	855	889,405
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	260	274,940
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46	290	301,510
Legacy Traditional School Projects, 5.00%, 07/01/35	320	337,850
Legacy Traditional School Projects, 5.00%, 07/01/45	255	264,841
County of La Paz IDA, RB, Imagine Schools Desert West Middle Project, 5.88%, 06/15/48(b)	875	888,466
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	2,078,010
State of Arizona IDA, RB, Academies of Math & Science Project, Series B, 5.13%, 07/01/47(b)	665	683,939
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.25%, 07/01/47(b)	1,765	1,870,688

		14,066,963

California — 6.3%
California Municipal Finance Authority, RB, Urban Discovery Academy Project(b):
5.50%, 08/01/34	315	319,486
6.00%, 08/01/44	665	682,037
6.13%, 08/01/49	580	596,803
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 07/01/48	1,570	1,777,193
Value Schools, 6.65%, 07/01/33	435	485,316
Value Schools, 6.90%, 07/01/43	975	1,084,366
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center(b):
5.25%, 12/01/38	580	661,229

Security	Par (000)	Value

California (continued)
Series A, 5.00%, 12/01/46	$725	$787,887
Series A, 5.25%, 12/01/56	620	681,045
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,215,063
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 05/01/43	1,650	1,659,586
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D(b)(d):
0.00%, 08/01/26	1,250	910,113
0.00%, 08/01/43	1,500	459,765
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	900	982,368
6.50%, 05/01/42	2,220	2,423,618
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	442,073
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	3,600	3,601,440
5.60%, 06/01/36	1,285	1,285,874
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 06/01/48	2,885	3,169,807
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	790	773,165
5.25%, 06/01/47	610	613,758
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	880	885,130
5.00%, 06/01/37	5,580	5,612,531

		32,109,653

Colorado — 1.4%
9th Avenue Metropolitan District No. 2, GOL, 5.00%, 12/01/48	910	933,624
Arista Metropolitan District, GO, Refunding, Series A, 5.00%, 12/01/38	1,240	1,276,196
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/20(c)	500	549,840
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	575	591,859
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	754,142
North Holly Metropolitan District, GOL, Series A, 5.50%, 12/01/48	500	502,745
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	774,774
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	1,500	1,556,670

		6,939,850

Connecticut — 0.9%
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	1,400	1,448,076
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	971	1,034,321
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(b)	1,835	2,025,546

		4,507,943

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Delaware — 0.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$1,000	$1,054,230
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	3,180	3,296,261

		4,350,491

District of Columbia — 0.5%
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	2,260	2,396,301

Florida — 9.3%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 05/01/43	1,420	1,436,415
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement Revenue Bond, Series A-1, 5.13%, 05/01/39	1,495	1,511,101
Capital Trust Agency, Inc., RB, Series A:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/44(e)(f)	515	360,500
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 01/01/49(e)(f)	1,105	773,500
Paragon Academy of Technology and Sunshine, 5.75%, 06/01/54(b)	940	942,087
Silver Creek St. Augustine Project, 5.75%, 01/01/50(e)(f)	655	622,250
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 05/15/44(b)	630	632,148
County of Miami-Dade Florida IDA, RB, Doral Academy Project, 5.00%, 01/15/48	915	974,713
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Series A, 7.25%, 06/01/34	500	560,300
Florida Development Finance Corp., RB:
Renaissance Charter School, Series A, 5.75%, 06/15/29	690	738,769
Renaissance Charter School, Series A, 6.00%, 06/15/34	835	893,233
Renaissance Charter School, Series A, 6.13%, 06/15/44	3,180	3,374,966
Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(b)(g)	1,550	1,610,078
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(b)(g):
6.38%, 01/01/49	815	836,402
6.50%, 01/01/49	1,570	1,608,575
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48(b)	1,115	1,188,668
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 05/01/43	1,785	1,806,509
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 05/01/33	370	371,373
Lakewood Ranch Stewardship District, Special Assessment Bonds(b):
Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29	425	439,582
Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39	425	447,763
Lakewood Centre & NW Sector Projects, 5.65%, 05/01/48	665	700,511
Northeast Sector Project — Phase 1B, 4.75%, 05/01/29	565	586,114
Northeast Sector Project — Phase 1B, 5.30%, 05/01/39	645	672,451
Northeast Sector Project — Phase 1B, 5.45%, 05/01/48	1,150	1,211,134
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects, 4.00%, 05/01/21	100	100,709
Lakewood Ranch Stewardship District Special Assessment Bonds, Refunding, Lakewood Center & New Sector Projects, 8.00%, 05/01/40	1,485	1,644,073

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.25%, 05/01/26	$135	$137,280
5.13%, 05/01/46	825	845,444
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	4,550	5,137,723
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 05/01/37	845	881,005
Series B, 5.00%, 05/01/37	495	516,092
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(e)(f)	3,743	2,788,860
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A3, 6.61%, 05/01/40	580	580,267
Convertible CAB, Series A4, 6.61%, 05/01/40(h)	305	254,437
Series 2015-2, 6.61%, 05/01/40(h)	805	542,490
Tolomato Community Development District(e)(f):
Series 1, 6.61%, 05/01/40(h)	1,305	1,070,974
Series 1, 6.65%, 05/01/40	50	50,049
Series 3, 6.61%, 05/01/40	875	9
Series 3, 6.65%, 05/01/40	710	7
Trout Creek Community Development District, Special Assessment Bonds:
5.38%, 05/01/38	430	447,901
5.50%, 05/01/49	1,105	1,152,272
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 05/01/31	1,460	1,577,778
7.00%, 05/01/41	2,400	2,640,264
5.50%, 05/01/42	1,155	1,220,858
West Villages Improvement District, Special Assessment Bonds:
4.75%, 05/01/39	455	453,835
5.00%, 05/01/50	940	942,200

		47,283,669

Georgia — 1.8%
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 06/01/29	3,365	3,605,699
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2(c):
6.38%, 11/15/19	700	717,500
6.63%, 11/15/19	880	903,118
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	560	677,617
5.00%, 05/15/36	560	678,675
5.00%, 05/15/37	615	746,321
5.00%, 05/15/38	340	413,511
5.00%, 05/15/49	1,130	1,413,720

		9,156,161

Guam — 0.2%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	140	142,871
7.00%, 11/15/19(c)	1,115	1,147,369

		1,290,240

Illinois — 6.5%
Chicago Board of Education, GO:
Series A, 5.00%, 12/01/42	1,020	1,046,051
5.00%, 12/01/46	600	628,830
5.00%, 12/01/46	1,555	1,599,768
Chicago Board of Education, GO, Dedicated Revenues, Series D:
Refunding, 5.00%, 12/01/31	1,000	1,086,090

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Refunding, Series G, 5.00%, 12/01/44	$2,150	$2,262,682
Series H, 5.00%, 12/01/46	720	756,490
Project, Series C, 5.25%, 12/01/35	1,655	1,755,806
Chicago Board of Education, GO, Refunding:
5.00%, 12/01/27	900	981,270
Series B, 4.00%, 12/01/35	745	700,650
Series C, 5.00%, 12/01/25	725	783,094
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 01/01/38	1,260	1,435,820
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumburg, 7.25%, 02/15/20(c)	4,000	4,173,120
Primary Health Care Centers Program, 6.60%, 07/01/24	780	768,557
Rogers Park Montessori School Project, Series 2014, 6.00%, 02/01/34	365	396,087
Rogers Park Montessori School Project, Series 2014, 6.13%, 02/01/45	860	925,154
Roosevelt University Project, 6.50%, 10/01/19(c)	785	800,684
Roosevelt University Project, 6.50%, 10/01/19(c)	1,215	1,239,276
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(d)	5,005	902,402
5.50%, 06/15/53	2,370	2,578,939
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(d)	6,980	1,383,855
Railsplitter Tobacco Settlement Authority, RB(c):
5.50%, 06/01/21	180	194,076
6.00%, 06/01/21	710	772,750
State of Illinois, GO:
Refunding, Series B, 5.00%, 10/01/29	1,975	2,183,659
Series A, 5.00%, 01/01/33	740	763,162
Series D, 5.00%, 11/01/28	1,365	1,507,847
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 03/01/34	1,583	1,585,786

		33,211,905

Indiana — 2.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	825	951,811
7.00%, 01/01/44	2,000	2,325,520
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(b)	2,175	2,220,327
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	290	310,607
6.75%, 01/15/43	525	558,920
6.88%, 01/15/52	2,450	2,613,048
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 07/01/44	470	506,956
5.00%, 07/01/48	1,555	1,673,724
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(b)	1,190	1,234,887

		12,395,800

Iowa — 2.0%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(g)	2,085	2,234,432
Midwestern Disaster Area, 5.25%, 12/01/25	2,190	2,359,484
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 06/01/34	795	789,045
Series C, 5.38%, 06/01/38	4,900	4,840,073

		10,223,034

Security	Par (000)	Value

Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 07/01/49	$4,000	$4,361,880

Louisiana — 2.0%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 09/15/44(b)	2,445	2,491,015
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 05/01/41	1,745	1,831,500
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 05/15/35	5,570	6,056,261

		10,378,776

Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	2,955	3,192,346

Maryland — 1.2%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(b)	2,835	2,854,335
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,085	3,173,478

		6,027,813

Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Series A(c):
Foxborough Regional Charter School, 7.00%, 07/01/20	1,025	1,088,417
North Hill Communities Issue, 6.50%, 11/15/23(b)	2,020	2,417,132
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I(c):
6.75%, 01/01/21	895	968,506
6.75%, 01/01/21	595	643,867

		5,117,922

Michigan — 1.4%
City of Detroit Michigan, GO:
5.00%, 04/01/34	285	307,783
5.00%, 04/01/35	285	306,908
5.00%, 04/01/36	200	214,698
5.00%, 04/01/37	320	342,051
5.00%, 04/01/38	145	154,793
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,785	3,015,570
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	415	443,784
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	920	984,097
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	1,200	1,368,300

		7,137,984

Minnesota — 0.1%
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 09/01/46	195	211,076
6.00%, 09/01/51	290	317,454

		528,530

Missouri — 0.8%
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	685	706,057
4.75%, 11/15/47	760	785,262
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 05/15/20(c)	2,315	2,467,559

		3,958,878

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	$1,015	$1,027,789
Series C, AMT, 4.88%, 11/01/42	485	494,758

		1,522,547

New Jersey — 4.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,146,430
5.25%, 11/01/44	770	827,688
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	1,150	1,157,659
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	2,155	2,379,077
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,160	2,470,270
Provident Group-Kean Properties, Series A, 5.00%, 07/01/32	165	180,923
Provident Group-Kean Properties, Series A, 5.00%, 07/01/37	260	282,183
State House Project, Series B, Remark 10, 5.00%, 06/15/43	2,245	2,460,632
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,687,713
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 08/01/49(b)	500	510,300
New Jersey Transportation Trust Fund Authority, RB, Transportation Program:
Series AA, 5.25%, 06/15/41	1,140	1,239,134
Series S, 5.25%, 06/15/43	2,345	2,637,234
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,970	6,226,471

		23,205,714

New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	2,970	3,180,929

New York — 6.1%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	5,300	5,429,214
5.00%, 06/01/42	3,155	3,083,066
5.00%, 06/01/45	1,185	1,150,007
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B:
5.00%, 06/01/45	2,655	2,782,174
5.00%, 06/01/51	1,900	1,936,214
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	970	970,039
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,286	1,397,470
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	2,890	2,851,447
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,270	1,310,373
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	4,705	5,062,251
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	455	501,524
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,080	1,186,099
3 World Trade Center Project, Class 3, 7.25%, 11/15/44(b)	1,565	1,844,212

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	$1,340	$1,418,779

		30,922,869

North Carolina — 0.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A(c):
7.75%, 03/01/21	1,000	1,106,440
7.75%, 03/01/21	1,420	1,571,145

		2,677,585

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
6.00%, 06/01/42	3,040	2,988,563
Senior Turbo Term, 5.75%, 06/01/34	6,745	6,390,618
Senior Turbo Term, 5.88%, 06/01/47	5,570	5,277,575
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 01/01/46	875	914,751

		15,571,507

Oklahoma — 1.4%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	750	844,148
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	2,990	3,362,823
5.25%, 08/15/43	2,690	3,062,726

		7,269,697

Oregon — 0.6%
County of Multnomah Oregon Hospital Facilities Authority, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,898,893
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 07/01/35	620	647,063
5.38%, 07/01/45	385	401,882

		2,947,838

Pennsylvania — 2.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,140	2,221,448
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/36	2,000	2,158,340
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 07/01/32	1,800	1,823,706
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	1,135	1,150,107
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	1,945	2,183,282
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,847,424

		12,384,307

Puerto Rico — 4.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	850	859,324
Commonwealth of Puerto Rico, GO, Refunding(e)(f):
Public Improvement, 5.00%, 07/01/18	90	65,025

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Public Improvement, Series A, 5.50%, 07/01/32	$250	$181,250
Public Improvement, Series A, 5.50%, 07/01/39	970	514,100
Series A, 8.00%, 07/01/35	1,515	757,500
Commonwealth of Puerto Rico, GO, Series A, 6.00%, 07/01/38(e)(f)	750	543,750
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	270	265,613
5.13%, 07/01/37	200	196,750
5.75%, 07/01/37	3,355	3,367,581
6.00%, 07/01/38	4,290	4,295,362
5.25%, 07/01/42	920	914,250
6.00%, 07/01/44	1,445	1,446,806
Puerto Rico Electric Power Authority, RB(e)(f):
Series A, 5.00%, 07/01/29	660	532,950
Series A, 7.00%, 07/01/33	210	172,200
Series A, 5.00%, 07/01/42	1,315	1,061,862
Series A, 7.00%, 07/01/43	190	155,800
Series TT, 5.00%, 07/01/25	100	80,750
Series TT, 5.00%, 07/01/26	225	181,688
Series TT, 5.00%, 07/01/32	190	153,425
Series WW, 5.50%, 07/01/38	205	166,563
Series XX, 5.25%, 07/01/27	110	89,100
Series XX, 5.25%, 07/01/40	480	388,800
Puerto Rico Electric Power Authority, Refunding RB(e)(f):
Series AAA, 5.25%, 07/01/29	95	76,950
Series ZZ, 5.25%, 07/01/21	50	40,500
Series ZZ, 5.25%, 07/01/24	345	279,450
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/24(d)	79	66,377
CAB, Series A-1, 0.00%, 07/01/27(d)	134	100,460
CAB, Series A-1, 0.00%, 07/01/29(d)	131	87,686
CAB, Series A-1, 0.00%, 07/01/31(d)	168	100,152
CAB, Series A-1, 0.00%, 07/01/33(d)	190	101,485
CAB, Series A-1, 0.00%, 07/01/46(d)	1,804	414,216
CAB, Series A-1, 0.00%, 07/01/51(d)	1,469	251,743
Series A-1, 4.50%, 07/01/34	139	141,010
Series A-1, 4.55%, 07/01/40	70	68,606
Series A-1, 4.75%, 07/01/53	1,912	1,826,151
Series A-1, 5.00%, 07/01/58	2,372	2,337,748
Series A-2, 4.55%, 07/01/40	714	635,460
Series A-2, 4.75%, 07/01/53	21	18,199
Series A-2, 5.00%, 07/01/58	286	252,567

		23,189,209

Rhode Island — 2.0%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(e)(f)	4,190	754,200
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	980	1,038,966
Series B, 4.50%, 06/01/45	5,055	4,969,318
Series B, 5.00%, 06/01/50	3,330	3,415,814

		10,178,298

South Carolina — 0.7%
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	3,275	3,603,548

Tennessee — 0.4%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	925	994,098
5.63%, 01/01/46	1,085	1,156,870

		2,150,968

Security	Par (000)	Value

Texas — 10.2%
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 01/01/28(d)	$1,000	$786,450
CAB, 0.00%, 01/01/29(d)	2,000	1,519,180
CAB, 0.00%, 01/01/30(d)	1,170	855,633
CAB, 0.00%, 01/01/33(d)	3,690	2,352,338
CAB, 0.00%, 01/01/34(d)	4,000	2,437,440
Senior Lien, 6.25%, 01/01/21(c)	2,210	2,371,949
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 07/15/38	2,890	3,105,247
United Airlines, Inc. Terminal E Project, 5.00%, 07/01/29	910	1,004,713
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 07/01/20(c)	5,040	5,296,536
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(c)	475	564,043
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,090	2,146,242
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Senior Living Center Project, Series A, 8.25%, 11/15/44	4,200	3,780,000
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	918,284
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 01/01/21(c)	3,080	3,349,685
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	890	927,674
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 04/01/36	1,210	1,323,946
6.00%, 04/01/45	1,845	2,015,810
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A, 5.00%, 08/15/36(b)	1,085	1,104,378
Newark Higher Education Finance Corp., RB, Series A(b):
5.50%, 08/15/35	290	307,986
5.75%, 08/15/45	580	618,286
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,679,136
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42(e)(f)	2,895	1,802,137
Wichita Falls Retirement Foundation, 5.13%, 01/01/41	900	920,268
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,775	3,989,533
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,095,670
Texas Transportation Commission, RB, CAB, First Tier Toll Revenue(d):
0.00%, 08/01/46	1,420	406,248
0.00%, 08/01/47	2,120	575,665
0.00%, 08/01/48	2,235	575,982
0.00%, 08/01/49	2,100	514,038
0.00%, 08/01/50	3,015	693,359
0.00%, 08/01/51	1,770	383,754
0.00%, 08/01/52	1,770	362,000
0.00%, 08/01/53	160	30,918

		51,814,528

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	$2,950	$2,955,045

Virginia — 2.8%
Lower Magnolia Green Community Development Authority, Special Assessment Bonds(b):
5.00%, 03/01/35	495	504,232
5.00%, 03/01/45	505	511,590
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 03/01/26	1,485	1,572,199
6.88%, 03/01/36	1,300	1,380,158
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. — Harbor’s Edge Project, Series A:
4.00%, 01/01/29	300	310,497
5.00%, 01/01/34	485	524,164
4.38%, 01/01/39	725	751,158
5.00%, 01/01/49	955	1,000,057
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	2,370	2,296,909
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(b)	535	558,888
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	4,440	4,898,341

		14,308,193

Washington — 0.8%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,505,707
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	1,495	1,526,290
Washington State Housing Finance Commission, Refunding RB(b):
5.75%, 01/01/35	315	318,610
6.00%, 01/01/45	850	862,937

		4,213,544

Wisconsin — 1.9%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(b)	605	649,982
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(b)	605	655,995
Delray Beach Radiation Therapy, 6.85%, 11/01/46(b)	900	980,775
Delray Beach Radiation Therapy, 7.00%, 11/01/46(b)	570	628,220
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48(b)	655	696,579
Piedmont Community Charter School, 5.00%, 06/15/39	175	195,304
Piedmont Community Charter School, 5.00%, 06/15/49	530	583,228
Piedmont Community Charter School, 5.00%, 06/15/53	355	387,525
Series A, 5.00%, 12/01/45	1,505	1,569,158
Series A, 5.15%, 12/01/50	810	849,066
Public Finance Authority, Refunding RB, Wingate University, Series A, 5.25%, 10/01/48	1,065	1,189,211
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Benevolent Corporation Cedar Community, 5.00%, 06/01/41	225	234,837
St. Johns Communities, Inc., Series A, 7.25%, 09/15/19(c)	425	433,683

Security	Par (000)	Value

Wisconsin (continued)
St. Johns Communities, Inc., Series A, 7.63%, 09/15/19(c)	$855	$873,639

		9,927,202

Total Municipal Bonds — 89.1% (Cost — $429,743,630)		454,114,817

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Colorado — 2.3%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 01/01/40	11,468	11,674,940

Illinois — 2.9%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	7,180	7,761,795
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	1,499	1,587,025
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,702,359

		15,051,179

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,268	2,394,136

New York — 14.6%
City of New York New York Housing Development Corp., RB, M/F:
Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,345,450
Series C-1A, 4.15%, 11/01/39	1,893	1,960,726
Series C-1A, 4.20%, 11/01/44	3,470	3,593,943
Series C-1A, 4.30%, 11/01/47	2,840	2,941,047
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 06/15/47	14,181	15,852,074
Series HH, 5.00%, 06/15/31(j)	8,610	9,199,354
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(c)	2,798	2,994,534
5.75%, 02/15/47	1,721	1,842,146
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,104	19,661,463
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	6,600	7,221,783

		74,612,520

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,941,037

Rhode Island — 0.3%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,710	1,758,222

Texas — 0.5%
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,271	2,326,749

Washington — 1.7%
City of Bellingham Washington Water & Sewer Revenue, RB, Water & Sewer, 5.00%, 08/01/40	7,966	8,470,588

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.2%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	$1,142	$1,191,726

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.6% (Cost — $115,170,702)		120,421,097

Total Long-Term Investments — 112.7% (Cost — $544,914,332)		574,535,914

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(k)(l)	767,387	767,464

Total Short-Term Securities — 0.2% (Cost — $767,464)		767,464

Total Investments — 112.9% (Cost — $545,681,796)		575,303,378

Other Assets Less Liabilities — 1.2%		6,442,566

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.1)%		(72,101,319)

Net Assets Applicable to Common Shares — 100.0%		$509,644,625

(a)	When-issued security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire between June 15, 2019 to August 15, 2020, is $11,849,809. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the year ended April 30, 2019, investments in issuers considered to be an /affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,226,571	(1,459,184)	767,387	$767,464	$38,707	$1,044	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	30	06/19/19	$3,710	$(17,614)
Long U.S. Treasury Bond	120	06/19/19	17,696	(74,235)
5-Year U.S. Treasury Note	22	06/28/19	2,544	(9,994)

				$(101,843)

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$101,843	$—	$101,843

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(612,875)	$—	$(612,875)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(141,425)	$—	$(141,425)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$19,685,354

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$574,535,914	$—	$574,535,914
Short-Term Securities	767,464	—	—	767,464

	$767,464	$574,535,914	$—	$575,303,378

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(101,843)	$—	$—	$(101,843)

(a)	See above Schedule of Investments for values in each state or political subdivision
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $71,659,281 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 120.1%

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	$1,010	$1,141,977

Alaska — 0.6%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,061,132
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(a):
6.00%, 09/01/19	1200	1,217,294

		2,278,426

Arizona — 1.3%
County of Maricopa Arizona IDA, Refunding RB, Series A:
HonorHealth, 5.00%, 09/01/36	645	750,367
Banner Health Obligation Group, 4.00%, 01/01/41	745	789,112
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,738,016
5.00%, 10/01/29	400	405,632

		4,683,127

California — 14.1%
Anaheim California Public Financing Authority, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 09/01/24	5,000	5,762,050
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	550	553,619
Sutter Health, Series B, 5.88%, 08/15/20(a)	1,200	1,266,912
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/37	1,090	1,209,540
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,480	1,599,318
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	975	993,691
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	795	934,888
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	410	475,293
Series A, 5.00%, 03/01/37	455	525,766
Series A-1, 5.75%, 03/01/34	850	902,403
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,175	2,353,502
County of San Mateo California Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 09/01/30(b)	12,740	9,661,889
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	1,700	1,691,415
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	2,500	2,268,450
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(b)	3,750	2,218,462
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/38(b)	5,000	2,683,600
San Diego California Community College District, GO, CAB, Election of 2006(b):
0.00%, 08/01/31	2,145	1,239,574
0.00%, 08/01/32	2,680	1,452,640

Security	Par (000)	Value

California (continued)
San Diego California Unified School District, GO, CAB, Election of 2008(b):
Series C, 0.00%, 07/01/38	$1,600	$884,592
Series G, 0.00%, 07/01/34	650	329,141
Series G, 0.00%, 07/01/35	690	328,288
Series G, 0.00%, 07/01/36	1,035	462,717
Series G, 0.00%, 07/01/37	690	289,959
San Diego California Unified School District, GO, Refunding, Series R-1 (b):
0.00%, 07/01/30	5,000	3,713,900
0.00%, 07/01/31	1,280	915,814
San Marcos Unified School District, GO, Election of 2010, Series A(a):
5.00%, 08/01/21	1300	1,404,962
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(b)	5,500	3,014,660

		49,137,045

Colorado — 1.3%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,310	1,380,819
Colorado Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series A, 4.00%, 11/15/46	1,070	1,128,368
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	2,000	2,072,160

		4,581,347

Connecticut — 1.1%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	360	369,713
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	770	818,217
Series A-1, 3.80%, 11/15/39	470	486,276
Sub-Series B-1, 4.00%, 05/15/45	1,445	1,504,014
State of Connecticut, GO, Series C, 5.00%, 06/15/32	615	731,438

		3,909,658

District of Columbia — 1.4%
District of Columbia Ballpark Revenue, RB, Series B-1 (NPFGC), 5.00%, 02/01/31	4,855	4,866,846

Florida — 10.4%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,600	1,745,232
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group:
6.00%, 11/15/19(a)	5	5,118
6.00%, 11/15/37	1,445	1,477,845
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,033,862
5.38%, 10/01/32	3,160	3,358,638
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	2,025	2,323,505
Department, Series B, AMT, 6.25%, 10/01/38	415	477,487
Department, Series B, AMT, 6.00%, 10/01/42	660	752,050
Series B, AMT, 6.00%, 10/01/30	640	732,384
County of Miami-Dade Florida, Refunding RB, 4.00%, 10/01/40	1,035	1,095,837
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	212,756
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	480	539,414
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,995	3,321,395

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	$560	$609,146
5.00%, 08/01/47	1,620	1,756,291
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	515	526,876
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(a)	30	32,361
5.00%, 10/01/31	1,970	2,119,346
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	1,750	2,008,510
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(a)	275	276,787
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	2,000	2,130,760
5.38%, 10/01/29	1,050	1,134,451
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	3,970	4,565,143
Sub-Series A, 5.00%, 10/01/52	1,490	1,703,040
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	2,065	2,262,187

		36,200,421

Georgia — 3.7%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	500	576,740
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,250	1,288,875
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/43	685	780,188
4.00%, 04/01/48(d)	265	285,985
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 01/01/25	7,475	9,317,139
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	140	155,042
5.00%, 04/01/44	380	414,021

		12,817,990

Illinois — 16.1%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,005	1,089,943
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	4,290	4,583,994
3rd Lien, Series A, 5.75%, 01/01/39	820	869,971
Senior Lien, Series D, 5.25%, 01/01/42	2,900	3,380,066
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	994,293
Sales Tax Receipts, 5.25%, 12/01/36	595	627,332
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	47,280
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 08/15/34	650	698,341
6.00%, 08/15/41	1,000	1,081,060

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB, Silver Cross Hospital & Medical Centers, Series C:
4.13%, 08/15/37	$740	$755,592
5.00%, 08/15/44	350	383,551
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,365	1,456,209
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30	10,490	10,517,589
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	1,785	2,038,738
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 01/01/33	9,145	10,175,276
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(b):
0.00%, 12/15/26	5,000	3,954,550
0.00%, 12/15/33	9,950	5,784,432
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(b)	3,450	1,221,403
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	675	734,656
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	2,460	2,591,167
State of Illinois, GO:
5.25%, 02/01/33	830	879,709
5.50%, 07/01/33	820	874,013
5.25%, 02/01/34	830	878,065
5.50%, 07/01/38	445	470,579

		56,087,809

Indiana — 0.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,180,399
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	515	555,494
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	890	962,028

		2,697,921

Iowa — 2.0%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(a)	5,225	5,283,520
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	790	823,796
5.70%, 12/01/27	355	370,329
5.80%, 12/01/29	240	249,857
5.85%, 12/01/30	250	259,960

		6,987,462

Louisiana — 1.8%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,820	3,107,104
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	2,700	3,035,286

		6,142,390

Maine — 0.4%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	1,260	1,330,938

Maryland — 0.3%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,150	1,217,160

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 2.6%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	$2,090	$2,337,498
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	3,235	3,426,480
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	56,643
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	795	825,599
Series C, 5.35%, 12/01/42	375	375,840
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,280	1,406,605
Sub-Series B, 4.00%, 02/15/43	755	791,663

		9,220,328

Michigan — 5.4%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/19(a)	400	403,004
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,700	1,826,667
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	615	648,001
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,175	1,223,093
Trinity Health Credit Group, 5.00%, 12/01/21(a)	20	21,675
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	2,945	3,134,275
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	640	755,085
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,640	1,877,374
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,065	1,172,842
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	156,556
Series I-A, 5.38%, 10/15/41	700	756,840
Series II-A (AGM), 5.25%, 10/15/36	900	972,198
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A, 4.05%, 10/01/48	1,855	1,927,864
M/F Housing, Series A, 4.15%, 10/01/53	1,885	1,951,559
S/F Housing, Series C, 4.13%, 12/01/38	1,465	1,552,314
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	427,048

		18,806,395

Missouri — 0.3%
State of Missouri Health & Educational Facilities Authority, RB, Mercy Health, 4.00%, 11/15/42	1,015	1,043,887

Nebraska — 1.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.00%, 09/01/32	5,010	5,421,070
5.25%, 09/01/37	750	818,003

		6,239,073

Nevada — 1.3%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	500	509,915
(AGM), 5.25%, 07/01/39	3,800	3,877,634

		4,387,549

Security	Par (000)	Value

New Jersey — 8.6%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	$895	$988,062
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	685	759,850
Series WW, 5.25%, 06/15/33	155	170,967
Series WW, 5.00%, 06/15/34	205	222,427
Series WW, 5.00%, 06/15/36	925	999,176
Series WW, 5.25%, 06/15/40	265	287,602
New Jersey EDA, Refunding RB:
Series B, 5.50%, 06/15/30	5,360	6,192,301
Sub-Series A, 4.00%, 07/01/32	1,040	1,074,310
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	270	287,051
5.75%, 12/01/27	1,745	1,869,663
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	970	1,011,235
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,490	1,605,043
Transportation Program, Series AA, 5.00%, 06/15/38	1,885	2,010,484
Transportation System, Series A, 5.50%, 06/15/41	3,150	3,302,428
Transportation System, Series AA, 5.50%, 06/15/39	1,150	1,235,686
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,057,070
Transportation System, Series B, 5.00%, 06/15/42	520	537,945
Transportation System, Series D, 5.00%, 06/15/32	735	798,232
Tobacco Settlement Financing Corp. New Jersey, Refunding RB:
Series A, 5.00%, 06/01/34	920	1,060,723
Series A, 5.00%, 06/01/36	1,365	1,558,243
Series A, 4.00%, 06/01/37	575	587,293
Sub-Series B, 5.00%, 06/01/46	2,255	2,351,875

		29,967,666

New York — 3.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 06/15/44	1,425	1,548,049
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,130	1,217,869
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,633,195
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	430	461,841
5.75%, 02/15/47	270	288,265
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,715	2,964,753
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	625	703,256
Consolidated,186th Series, 5.00%, 10/15/44	1,250	1,394,212
Series 207, 4.00%, 09/15/43	460	489,293
State of New York Dormitory Authority, Refunding RB, Bid Group 4, Series E, 5.00%, 03/15/48	1,800	2,129,328
State of New York HFA, RB, M/F Housing, Green Bond, Series B (SONYMA), 3.88%, 11/01/48	170	175,522

		13,005,583

Ohio — 2.0%
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	460	479,117
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	530	593,303

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	$320	$336,298
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 02/15/37(b)	10,000	5,573,300

		6,982,018

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	555	587,029

Oregon — 0.8%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 06/15/40(c)	440	482,363
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	995	473,570
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,150	1,313,197
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	425	442,497

		2,711,627

Pennsylvania — 11.2%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT:
5.00%, 07/01/35	755	874,970
5.00%, 07/01/47	1,610	1,830,425
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	1,600	1,718,912
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,050	1,116,770
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	950	989,758
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,035	1,133,946
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	7,290	8,134,619
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,305	1,438,971
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	940	996,287
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	2,330	2,607,899
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	885	914,860
Series 128B, 3.85%, 04/01/38	1,970	2,040,526
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	694,400
Series A-1, 5.00%, 12/01/41	2,385	2,713,319
Series B, 5.00%, 12/01/40	935	1,058,457
Series C, 5.50%, 12/01/23(a)	555	648,085
Series C, 5.00%, 12/01/39	3,275	3,662,039
Sub-Series A-1, 5.00%, 12/01/41	2,430	2,704,444
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(a)	575	614,227
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	2,070	2,204,426
Series A-1, 5.00%, 12/01/40	765	860,327
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	305	342,893

		39,300,560

Security	Par (000)	Value

Rhode Island — 1.2%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	$465	$527,138
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	1,055	1,037,118
5.00%, 06/01/50	2,630	2,697,775

		4,262,031

South Carolina — 5.5%
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(a)	115	127,331
Prisma Health Obligated Group, 5.00%, 05/01/38	2,490	2,869,352
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	530	608,265
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/19(a)	3,000	3,044,670
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	2,330	2,613,678
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	6,225	6,912,738
Series E, 5.50%, 12/01/53	745	819,738
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,267,845

		19,263,617

South Dakota — 1.3%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue:
4.00%, 07/01/37	1,225	1,289,447
4.00%, 07/01/42	3,000	3,138,300

		4,427,747

Tennessee — 2.1%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	840	865,948
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,245	1,390,403
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/19(a)	5,000	5,081,700

		7,338,051

Texas — 12.7%
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	1,395	1,533,928
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A,
5.00%, 08/15/41	3,080	3,299,820
6.00%, 05/15/19(a)	110	110,175
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC), 5.38%, 05/15/19(a)	70	70,096
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	575	635,168
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(b)	2,130	1,079,228
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,880	2,219,641
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	839,445
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	3,160	3,599,777
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,093,934

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Series D, 5.00%, 11/01/42	$1,500	$1,586,955
Series H, 5.00%, 11/01/32	3,000	3,197,910
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,099,147
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(b)	3,420	1,504,732
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,225	1,307,283
1st Tier System, Series A, 6.00%, 01/01/28	525	526,722
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(b):
0.00%, 09/15/35	4,990	2,396,398
0.00%, 09/15/36	11,525	5,209,530
0.00%, 09/15/37	8,245	3,503,218
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,355	1,592,531
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	390	412,698
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,190	1,288,246
5.00%, 12/15/32	3,440	3,715,854
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,275	1,391,752

		44,214,188

Utah — 0.5%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT: 5.00%, 07/01/42	1,240	1,420,333
5.00%, 07/01/48	445	513,779

		1,934,112

Washington — 1.7%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,955	2,224,164
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,015	1,121,352
State of Washington Convention Center Public Facilities District, RB, 5.00%, 07/01/43	615	712,970
Washington Health Care Facilities Authority, RB, Providence Health & Services:
4.00%, 10/01/45	705	735,900
Series A, 5.00%, 10/01/39	525	537,206
Series A, 5.25%, 10/01/39	625	642,944

		5,974,536

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	670	688,807

Wisconsin — 1.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,397,316
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	2,150	2,258,790
4.45%, 05/01/57	1,160	1,219,775

		4,875,881

Total Municipal Bonds — 120.1% (Cost — $384,412,144)		419,311,202

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 0.9%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(a)	$1,200	$1,206,552
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	1,710	1,809,813

		3,016,365

California — 2.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(f)	3,827	4,073,511
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	1,571	1,885,111
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	404	407,741
University of California, RB, Series O, 5.75%, 05/15/19(a)	840	841,469

		7,207,832

Colorado — 3.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(f)	2,324	2,750,778
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 07/01/34(f)	900	904,095
5.00%, 02/01/41	7,000	7,244,370

		10,899,243

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,381	1,571,621

District of Columbia — 0.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	1,005	1,026,630
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,031	1,075,139

		2,101,769

Florida — 4.7%
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,480	4,842,118
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	4,621	4,838,047
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	3,544	3,577,915
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,640	3,014,440

		16,272,520

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	2,041	2,085,306

Illinois — 3.1%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)(f)	4,399	4,417,398
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,138	2,326,391
Series A, 5.00%, 01/01/40	2,730	3,079,612
Series B, 5.00%, 01/01/40	1,050	1,188,329

		11,011,730

Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	4,723	5,688,297

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	$1,515	$1,596,810

Maine — 0.4%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	1,411	1,493,573

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,061	1,219,334
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	2,808	3,228,631

		4,447,965

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,461	1,634,550

Michigan — 3.2%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	1,970	2,191,499
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	7,530	8,045,729
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	997,629

		11,234,857

Nebraska — 0.8%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	2,901	2,936,605

Nevada — 4.0%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	3,061	3,646,868
County of Clark Nevada Water Reclamation District, GO, Series B(a):
5.50%, 07/01/19	4,499	4,527,649
5.75%, 07/01/19	1,829	1,841,917
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,460	3,966,129

		13,982,563

New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	800	922,874
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	2,308	2,495,458
Series G, 4.00%, 01/01/43	2,146	2,291,941
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,840	1,919,789

		7,630,062

New York — 6.9%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,180	2,304,685
City of New York New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(f)	3,058	3,587,921
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(f)	1,680	1,736,022
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	5,680	6,349,773
Series DD, 5.00%, 06/15/35	1,665	1,892,656

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	$3,470	$3,961,873
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,498	1,729,446
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,241	2,610,485

		24,172,861

Ohio — 1.5%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(f)	2,115	2,218,036
4.00%, 11/15/43	2,912	3,138,793

		5,356,829

Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	900	1,022,080
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,229	1,285,888

		2,307,968

Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,450	1,504,288

Texas — 2.5%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,470	1,507,848
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,229	1,445,636
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,440	3,921,110
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,874	1,932,933

		8,807,527

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	2,234	2,700,802

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,766,391
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,880	3,433,238

		6,199,629

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	1,980	2,117,392

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.2% (Cost — $153,151,646)		157,978,964

Total Long-Term Investments — 165.3% (Cost — $537,563,790)		577,290,166

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(g)(h)	580,450	$580,508

Total Short-Term Securities — 0.2% (Cost — $580,508)		580,508

Total Investments — 165.5% (Cost — $538,144,298)		577,870,674

Other Assets Less Liabilities — 1.5%		5,452,990

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.2)%		(91,802,133)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.8)%		(142,327,121)

Net Assets Applicable to Common Shares — 100.0%		$349,194,410

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statement for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between June 15, 2019 to July 01, 2034, is $14,971,848. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	580,450	580,450	$580,508	$21,238	$747	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	87	06/19/19	$10,759	$(59,851)
Long U.S. Treasury Bond	201	06/19/19	29,641	(148,159)
5-Year U.S. Treasury Note	16	06/28/19	1,850	(8,234)

				$(216,244)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$216,244	$—	$216,244

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniEnhanced Fund, Inc. (MEN)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,067,315)	$—	$(1,067,315)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(268,871)	$—	$(268,871)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$32,339,031

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$577,290,166	$—	$577,290,166
Short-Term Securities	580,508	—	—	580,508

	$580,508	$577,290,166	$—	$577,870,674

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(216,244)	$—	$—	$(216,244)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(91,348,628)	$—	$(91,348,628)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

	$—	$(233,848,628)	$—	$(233,848,628)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments April 30, 2019	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 115.8%

Alabama — 2.1%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$570	$627,804
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,211,382
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,164,140
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,864,923

		4,868,249

Arizona — 2.9%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,230	1,283,308
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,468,980
5.00%, 12/01/37	2,360	2,972,184

		6,724,472

California — 8.8%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	1,545	2,163,232
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,530	1,540,067
Sutter Health, Series B, 6.00%, 08/15/20(b)	2,200	2,326,170
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	875	979,843
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	105	117,335
5.25%, 08/15/49	265	292,433
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	165	185,554
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,025	1,080,371
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 07/01/19(b)	1,510	1,518,909
Loma Linda University Medical Center, 5.00%, 12/01/46(a)	330	358,624
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	555	555,760
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	301,094
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	1,950	1,908,446
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 08/01/22(c)	2,405	2,240,450
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(c)	3,475	2,688,920
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	609,928
Sub-Series I-1, 6.38%, 11/01/19(b)	820	840,188
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	890	895,189

		20,602,513

Colorado — 2.8%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	1,260	1,570,262
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,455	1,489,323

Security	Par (000)	Value

Colorado (continued)
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	$710	$735,617
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 01/15/34	1,425	1,478,837
University of Colorado, RB, Series A, 5.38%, 06/01/19(b)	1,250	1,253,800

		6,527,839

Delaware — 1.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	832,842
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	840	937,683
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,518,841

		4,289,366

District of Columbia — 6.5%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	315	369,312
Georgetown University Issue, 5.00%, 04/01/42	260	300,019
The Catholic University of America Issue, 5.00%, 10/01/48	1,695	1,937,334
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	1,520	1,604,999
Metropolitan Washington Airports Authority, Refunding ARB:
Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	1,475	1,563,957
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	13,485	7,606,619
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	505	510,782
5.25%, 10/01/44	1,470	1,486,802

		15,379,824

Florida — 4.8%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	2,375	2,425,968
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	960	1,041,398
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	2,620	2,757,314
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(a)(d):
6.38%, 01/01/49	450	461,817
6.50%, 01/01/49	640	655,725
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	2,095	2,365,611
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,390	1,500,588

		11,208,421

Georgia — 2.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	2,615	2,770,985
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	370	426,788
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	594,892
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	360	435,611
5.00%, 05/15/36	360	436,291
5.00%, 05/15/37	400	485,412
5.00%, 05/15/38	220	267,566

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
5.00%, 05/15/49	$725	$907,033

		6,324,578

Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	945	982,318

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	540	619,871

Illinois — 14.7%
Chicago Board of Education, GO, Series D:
Series H, 5.00%, 12/01/36	350	373,727
Project, 5.25%, 12/01/35	1,075	1,140,478
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series F, 5.00%, 12/01/22	455	482,168
Series G, 5.00%, 12/01/34	315	338,531
Series H, 5.00%, 12/01/30	605	660,097
Chicago Board of Education, GO, Series C:
5.00%, 12/01/46	1,405	1,452,962
Refunding, 5.00%, 12/01/27	500	545,150
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	876	880,906
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	1,680	1,795,130
Series A, 5.75%, 01/01/39	320	339,501
Series C, 6.50%, 01/01/21(b)	4,055	4,381,955
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	768,442
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,062,430
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	590,027
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,115	1,136,341
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(c)	13,220	4,087,095
Series B (AGM), 5.00%, 06/15/50	3,070	3,145,706
Series B-2, 5.00%, 06/15/50	1,850	1,870,886
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	315	339,633
6.00%, 06/01/21	800	870,704
State of Illinois, GO:
5.00%, 02/01/39	1,100	1,141,932
Refunding, Series B, 5.00%, 10/01/29	930	1,028,254
Series A, 5.00%, 04/01/38	2,625	2,716,481
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	440	441,892
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	2,000	2,253,720
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	705	771,016

		34,615,164

Indiana — 3.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	560	646,078
7.00%, 01/01/44	1,355	1,575,540
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,441,280

Security	Par (000)	Value

Indiana (continued)
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	$310	$334,375
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,030	1,108,640
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	290	314,807
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	585	595,471
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	1,075	1,075,000
5.75%, 05/01/31	225	225,000
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	880	973,148

		9,289,339

Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	1,955	2,095,115
Midwestern Disaster Area, 5.25%, 12/01/25	320	344,765
Midwestern Disaster Area, 5.88%, 12/01/26(a)	285	299,555
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	280	290,797
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	980	967,152

		3,997,384

Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C(b):
5.75%, 11/15/19	35	35,739
5.75%, 11/15/19	1,485	1,517,596

		1,553,335

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	705	757,811
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(e)	865	872,249

		1,630,060

Louisiana — 1.6%
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	430	438,871
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	700	722,505
5.25%, 05/15/31	600	632,304
5.25%, 05/15/32	765	823,346
5.25%, 05/15/33	830	890,034
5.25%, 05/15/35	350	380,555

		3,887,615

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(b)	65	65,356
5.00%, 07/01/39	145	145,643

		210,999

Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	530	545,200

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	$305	$354,157
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	1,520	1,632,678

		2,532,035

Massachusetts — 0.6%
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 05/15/59	1,165	1,417,595

Michigan — 3.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	3,085	3,340,407
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	530	550,596
5.50%, 05/15/36	425	438,617
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	630	673,892
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	2,105	2,151,205
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	730	861,269
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	785	895,096

		8,911,082

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	750	791,153
5.25%, 02/15/53	1,500	1,719,405

		2,510,558

Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	675	683,525

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	191,960
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	175	188,375

		380,335

Nebraska — 0.3%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	575	627,135

New Hampshire — 2.0%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	1,105	1,118,923
Series C, AMT, 4.88%, 11/01/42	575	586,569
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(b)	3,035	3,067,535

		4,773,027

New Jersey — 9.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	735	791,198
5.25%, 11/01/44	1,095	1,177,037

Security	Par (000)	Value

New Jersey (continued)
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	$775	$780,162
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,410	1,518,556
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	1,365	1,488,956
Series EEE, 5.00%, 06/15/48	2,705	2,961,515
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,060	1,153,015
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,550	1,729,382
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	715	775,754
Series E, 5.00%, 01/01/45	1,875	2,103,037
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	315	334,580
Transportation Program, Series AA, 5.00%, 06/15/44	580	608,391
Transportation System, Series A, 5.50%, 06/15/41	1,575	1,651,214
Transportation System, Series B, 5.25%, 06/15/36	1,705	1,779,202
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	390	436,250
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	2,100	2,190,216

		21,478,465

New York — 7.2%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	310	333,669
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,300	1,331,694
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	715	715,029
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	229	249,004
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,405	1,386,257
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,944,724
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	1,740	1,772,677
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,415	1,406,340
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	850	877,022
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,275	2,447,741
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	245	270,051
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	605	664,435
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	952,911
6.00%, 12/01/42	875	926,030
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	1,305	1,553,981

		16,831,565

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	$415	$459,173

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	695	779,463

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	2,570	2,435,075
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	470	509,104
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	290	332,894
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	580	620,066

		3,897,139

Oklahoma — 1.7%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,500	1,586,565
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	855	970,177
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	1,420	1,516,390

		4,073,132

Pennsylvania — 3.7%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	460	494,735
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 09/01/43	905	1,034,686
4.00%, 09/01/49	415	432,368
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	2,520	2,528,467
AMT, 5.00%, 06/30/42	2,015	2,207,634
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	1,161,035
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	885,606

		8,744,531

Puerto Rico — 3.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	475	480,296
5.63%, 05/15/43	500	505,485
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,845	1,815,019
5.13%, 07/01/37	510	501,713
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	530	530,662
6.00%, 07/01/44	960	961,200
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	20	20,289
4.75%, 07/01/53	801	765,035
5.00%, 07/01/58	1,753	1,727,687

		7,307,386

Security	Par (000)	Value

Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	$580	$622,009
Series B, 4.50%, 06/01/45	1,900	1,867,795
Series B, 5.00%, 06/01/50	2,605	2,672,131

		5,161,935

South Carolina — 4.7%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	2,245	2,547,312
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	2,285	2,380,467
AMT, 5.25%, 07/01/55	925	1,032,393
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,410	2,676,257
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	1,035	1,144,741
Series E, 5.25%, 12/01/55	1,225	1,375,295

		11,156,465

Tennessee — 1.0%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	980	1,053,412
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	495	555,296
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	705	810,940

		2,419,648

Texas — 7.4%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	1,480	1,588,454
Sub-Lien, 5.00%, 01/01/33	250	271,540
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	440	489,174
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,642,980
City of San Antonio Texas Electric and Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	1,011,917
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	325	385,925
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	3,330	3,823,772
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(b)	450	456,026
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	1,400	652,652
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	1,825	2,144,923
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,113,660
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,754,213
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	845	955,475

		17,290,711

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	$640	$738,919
5.00%, 07/01/47	665	758,625

		1,497,544

Virginia — 1.8%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 07/01/42	625	642,806
Residential Care Facility, 5.00%, 07/01/47	970	995,899
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	550	588,962
6.00%, 01/01/37	1,830	2,018,911

		4,246,578

Washington — 2.3%
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 01/01/43	1,555	1,767,258
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,085	1,234,383
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	540	596,581
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,625	1,790,685

		5,388,907

Wisconsin — 2.9%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	4,980	4,980,000
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,737,753

		6,717,753

Total Municipal Bonds — 115.8% (Cost — $251,000,377)		271,997,034

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 7.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(g)	2,257	2,410,632
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	6,600	6,717,656
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	4,121	4,261,798
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	2,250	2,601,086
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	748	755,076

		16,746,248

Colorado — 2.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(g)	1,664	1,969,912
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(g)	1,490	1,496,779
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,831,045

		6,297,736

Security	Par (000)	Value

Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	$3,939	$4,125,093

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	1,034	1,095,047

Massachusetts — 4.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	1,502	1,585,520
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	3,359	3,813,206
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	4,801,371

		10,200,097

New York — 9.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,110	1,114,995
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(g):
5.75%, 02/15/21(b)	687	735,383
5.75%, 02/15/47	423	452,386
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,079,607
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	4,460	4,880,174
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,860	2,152,355
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	4,846	5,241,132

		22,656,032

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,830	2,079,365

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,695	1,990,043

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,140	1,172,148

Texas — 6.5%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,720	1,888,190
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(g):
5.00%, 08/15/19(b)	2,620	2,641,524
5.00%, 08/15/38	2,004	2,020,538
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,512,408
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	1,504	1,540,893
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	2,295	2,367,224
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	2,041	2,222,974

		15,193,751

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	$2,519	$2,543,946

Virginia — 0.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,158,753

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	2,059	2,148,244

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.6% (Cost — $84,964,248)		88,406,503

Total Long-Term Investments — 153.4% (Cost — $335,964,625)		360,403,537

	Shares

Short-Term Securities — 2.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(h)(i)	6,880,499	6,881,187

Total Short-Term Securities — 2.9% (Cost — $6,881,872)		6,881,187

Total Investments — 156.3% (Cost — $342,846,497)		367,284,724

Other Assets Less Liabilities — 1.7%		4,371,237

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.4)%		(52,927,151)

VMTP Shares at Liquidation Value — (35.6)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$235,028,810

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to July 01, 2034, is $10,216,702. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	733,990	6,146,509	6,880,499	$6,881,187	$46,085	$411	$(685)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	24	06/19/19	$2,968	$(15,931)
Long U.S. Treasury Bond	104	06/19/19	15,337	(60,844)
5-Year U.S. Treasury Note	7	06/28/19	809	(2,496)

				$(79,271)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund, Inc. (MHD)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$79,271	$—	$79,271

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(411,161)	$—	$(411,161)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(91,864)	$—	$(91,864)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$14,636,115

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$360,403,537	$—	$360,403,537
Short-Term Securities	6,881,187	—	—	6,881,187

	$6,881,187	$360,403,537	$—	$367,284,724

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(79,271)	$—	$—	$(79,271)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(52,673,965)	$—	$(52,673,965)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

	$—	$(136,373,965)	$—	$(136,373,965)

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 108.8%

Alabama — 1.3%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,875	$2,182,763

Arizona — 1.4%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	890	928,573
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	475	511,285
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	1,020,114

		2,459,972

California — 9.8%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 08/01/20(b)	2,000	1,957,580
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,110	1,117,304
Sutter Health, Series B, 6.00%, 08/15/20(c)	1,585	1,675,900
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	445	498,320
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	80	89,398
5.25%, 08/15/49	195	215,186
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	120	134,948
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	730	769,435
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	235	255,384
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 4.00%, 05/01/49	1,210	1,284,342
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	400	400,548
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	218,441
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	1,425	1,394,633
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 07/01/29(b)	2,525	1,953,820
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 07/01/19(b)	2,070	2,064,825
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,265	1,311,894
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	449,129
Sub-Series I-1, 6.38%, 11/01/19(c)	600	614,772
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	670	673,906

		17,079,765

Colorado — 1.9%
City & County of Denver Colorado, RB, Capital Appreciation Bonds, Series A-2, 0.00%, 08/01/37(b)	1,490	740,411
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 07/01/40	1,055	1,079,887
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	510	528,401
University of Colorado, RB, Series A, 5.38%, 06/01/19(c)	920	922,797

		3,271,496

Security	Par (000)	Value

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	$1,370	$1,406,962
Sub-Series B-1, 4.00%, 05/15/45	265	275,823

		1,682,785

Delaware — 2.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	600,911
Delaware State Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/48	1,395	1,561,382
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,124,948

		4,287,241

District of Columbia — 4.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	257,920
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,011,430
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(b)	10,170	5,968,264

		7,237,614

Florida — 2.5%
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(a)(d):
6.38%, 01/01/49	325	333,534
6.50%, 01/01/49	470	481,548
Florida Housing Finance Corp., RB, S/F Housing, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 07/01/42	620	634,533
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,525	1,721,984
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	1,110	1,198,312

		4,369,911

Georgia — 4.1%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	270	311,440
County of Griffin-Spalding Hospital Authority, RB, Revenue Anticipation Certificates, 4.00%, 04/01/42	2,310	2,378,491
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	427,102
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/36	1,500	1,817,880
5.00%, 05/15/38	790	960,806
5.00%, 05/15/49	935	1,169,760

		7,065,479

Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	680	706,853

Idaho — 1.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	2,000	2,008,240

Illinois — 14.0%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/46	240	252,163
Project, Series C, 5.25%, 12/01/35	805	854,033
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/34	240	257,928
Dedicated Revenues, Series D, 5.00%, 12/01/25	435	469,857
Dedicated Revenues, Series F, 5.00%, 12/01/24	340	365,976
Series C, 5.00%, 12/01/25	360	388,847

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	$300	$314,415
5.00%, 12/01/46	770	792,168
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	584	587,270
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(c)	2,100	2,243,913
Series A, 5.75%, 01/01/39	400	424,376
Series C, 6.50%, 01/01/21(c)	2,935	3,171,649
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	557,910
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	431,984
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(c)	800	815,312
Southern Illinois Healthcare Enterprises, Inc., 4.00%, 03/01/35	1,290	1,346,012
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(b)	9,555	2,954,024
Series B (AGM), 5.00%, 06/15/50	2,230	2,284,992
Series B-2, 5.00%, 06/15/50	1,260	1,274,225
Railsplitter Tobacco Settlement Authority, RB(c):
5.50%, 06/01/21	230	247,986
6.00%, 06/01/21	500	544,190
State of Illinois, GO:
5.00%, 02/01/39	810	840,877
Series A, 5.00%, 04/01/38	1,920	1,986,912
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(c)	315	316,354
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	520	568,693

		24,292,066

Indiana — 3.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	415	478,790
7.00%, 01/01/44	1,000	1,162,760
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,781,329
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	225	242,692
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	740	796,499
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	210	227,963
Sisters of St. Francis Health Services, 5.25%, 11/01/19(c)	420	427,518
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 05/01/31	290	290,000
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	640	707,744

		6,115,295

Iowa — 1.0%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	240	257,201
Midwestern Disaster Area, 5.25%, 12/01/25	940	1,012,746
Midwestern Disaster Area, 5.88%, 12/01/26(a)	210	220,725
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	245	254,447

		1,745,119

Security	Par (000)	Value

Kansas — 0.6%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C(c):
5.75%, 11/15/19	$25	$25,528
5.75%, 11/15/19	1,080	1,103,706

		1,129,234

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	525	564,328
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(e)	635	640,321

		1,204,649

Louisiana — 2.7%
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/47	1,635	1,819,379
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	310	316,395
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	510	526,397
5.25%, 05/15/31	435	458,420
5.25%, 05/15/32	555	597,330
5.25%, 05/15/33	600	643,398
5.25%, 05/15/35	255	277,262

		4,638,581

Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(c)	45	45,247
5.00%, 07/01/39	105	105,465
Maine State Housing Authority, RB, S/F Housing, Series C, 3.95%, 11/15/43	335	349,010
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	625	660,187

		1,159,909

Maryland — 2.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(c)	220	229,715
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	390	401,185
Maryland Health & Higher Educational Facilities Authority, RB, Medstar Health Issue, Series A, 5.00%, 05/15/42	1,760	1,989,786
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(c)	1,095	1,176,172

		3,796,858

Massachusetts — 1.3%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 05/15/59	845	1,028,213
Suffolk University, 4.00%, 07/01/39	1,140	1,176,822

		2,205,035

Michigan — 5.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,235	2,420,036
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,229,108
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(c)	380	394,767
5.50%, 05/15/36	310	319,932

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	$455	$486,700
Henry Ford Health System, 4.00%, 11/15/46	570	593,330
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(c)	1,520	1,553,364
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	490	558,723
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A, 4.15%, 10/01/53	940	973,191
S/F Housing, Series A, 4.00%, 06/01/49	265	275,939
S/F Housing, Series C, 4.13%, 12/01/38	730	773,508

		9,578,598

Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	137,114
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	130	139,936

		277,050

New Hampshire — 2.0%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	735	744,261
Series C, AMT, 4.88%, 11/01/42	420	428,450
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 08/01/19(c)	1,530	1,546,402
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	800	826,408

		3,545,521

New Jersey — 9.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	570,524
5.25%, 11/01/44	790	849,187
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	560	563,730
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,040	1,120,069
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	990	1,079,902
S/F Housing, State House Project, Series B, 4.50%, 06/15/40	1,270	1,325,410
Series WW, 5.00%, 06/15/36	210	226,840
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	1,125	1,255,196
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	715	801,958
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series AA, 4.13%, 06/15/39	1,040	1,062,017
Transportation Program, Series AA, 5.00%, 06/15/44	330	350,513
Transportation Program, Series AA, 5.00%, 06/15/44	610	639,859
Transportation System, Series A, 5.50%, 06/15/41	1,025	1,074,600
Transportation System, Series B, 5.25%, 06/15/36	1,235	1,288,747
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	380	423,719
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	3,105	3,238,391

		15,870,662

Security	Par (000)	Value

New York — 5.4%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	$740	$796,499
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,024,380
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	555	555,022
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	257	279,493
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,020	1,006,393
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,423,107
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	615	634,551
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,495	1,608,515
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	175	192,894
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	440	483,226
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	688,214
6.00%, 12/01/42	630	666,742

		9,359,036

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	305	337,464

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	1,855	1,757,612
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	350	379,120
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	150	157,640
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	420	449,014

		2,743,386

Oklahoma — 0.6%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	280	296,159
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	625	716,812

		1,012,971

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	210	218,646

Pennsylvania — 4.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	335	360,296
County of Berks IDA, Refunding RB, Tower Health Projects, 5.00%, 11/01/50	795	893,628
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	470	489,669
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	1,830	1,836,149

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
AMT, 5.00%, 06/30/42	$440	$482,064
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	390	430,037
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	800	840,568
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, 3.85%, 04/01/38	965	999,547
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 119, 3.50%, 10/01/36	1,285	1,312,191
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	651,672

		8,295,821

Puerto Rico — 3.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	325	328,624
5.63%, 05/15/43	355	358,894
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	1,355	1,332,981
5.13%, 07/01/37	385	378,744
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	400	400,500
6.00%, 07/01/44	725	725,906
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	15	15,217
4.75%, 07/01/53	601	574,015
5.00%, 07/01/58	1,316	1,296,997

		5,411,878

Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	420	450,421
Series B, 4.50%, 06/01/45	1,375	1,351,694
Series B, 5.00%, 06/01/50	1,895	1,943,834

		3,745,949

South Carolina — 5.1%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 4.25%, 05/01/48	1,385	1,450,303
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(c)	1,650	1,718,937
AMT, 5.00%, 07/01/55	710	804,068
AMT, 5.25%, 07/01/55	670	747,787
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,265,379
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,635	1,835,598

		8,822,072

Tennessee — 0.9%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	720	773,935
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	360	403,852
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	375	386,584

		1,564,371

Texas — 4.9%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(c)	1,070	1,148,409

Security	Par (000)	Value

Texas (continued)
Sub-Lien, 5.00%, 01/01/33	$180	$195,509
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(c)	240	284,990
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(b):
0.00%, 09/15/40	2,525	1,026,463
0.00%, 09/15/41	1,395	536,601
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(c)	320	324,285
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	145	155,404
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	1,015	473,173
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	610	650,974
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	195	206,349
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	1,165	1,231,207
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,341,457
Texas Transportation Commission, RB, First Tier Toll Revenue(b):
0.00%, 08/01/35	270	141,901
0.00%, 08/01/36	145	72,134
0.00%, 08/01/37	195	91,303
0.00%, 08/01/38	200	88,466
0.00%, 08/01/44	870	276,129
0.00%, 08/01/45	1,135	341,851

		8,586,605

Virginia — 1.1%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	400	428,336
6.00%, 01/01/37	1,345	1,483,844

		1,912,180

Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	390	430,864
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,195	1,316,842

		1,747,706

West Virginia — 0.9%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,605	1,650,052

Wisconsin — 3.2%
Public Finance Authority, RB, Wakemed Hospital, Series A, 4.00%, 10/01/49	2,000	2,079,320
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(c)	1,620	1,620,000
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,255,044
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.45%, 05/01/57	575	604,630

		5,558,994

Total Municipal Bonds — 108.8% (Cost — $174,644,975)		188,877,827

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 52.0%

Arizona — 0.6%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	$915	$968,408

California — 7.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(g)	1,638	1,749,308
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(c)	4,770	4,855,033
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	2,967	3,068,494
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,635	1,890,123
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(c)	554	558,756

		12,121,714

Colorado — 1.8%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(g)	1,080	1,084,914
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,950	2,044,643

		3,129,557

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	510	531,876

Florida — 3.7%
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,932	2,025,047
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(c)	2,840	2,973,418
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,290	1,472,965

		6,471,430

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	1,071	1,093,764

Illinois — 0.6%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	1,004	1,063,307

Louisiana — 0.8%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,245	1,312,230

Maine — 0.4%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	701	741,490

Maryland — 2.2%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,515	1,741,907
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	1,740	2,029,443

		3,771,350

Massachusetts — 3.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	1,982	2,322,760
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,424,978

		5,747,738

Security	Par (000)	Value

Michigan — 1.4%
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	$2,337	$2,426,291

Nebraska — 0.9%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	1,521	1,539,186

Nevada — 1.5%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 05/01/48	2,260	2,643,913

New York — 10.3%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,080	1,141,771
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	810	813,645
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(g)	1,395	1,441,518
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(g):
5.75%, 02/15/21(c)	501	536,631
5.75%, 02/15/47	308	330,119
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,337	2,697,936
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	5,864,231
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	3,250	3,556,181
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,350	1,562,193

		17,944,225

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,320	1,499,870

Pennsylvania — 1.8%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(g)	1,559	1,690,208
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,229	1,443,243

		3,133,451

Rhode Island — 0.5%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	750	778,080

Texas — 10.0%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,395	1,430,917
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,260	1,383,209
County of Harris Texas, RB, Toll Road, Senior Lien, Series A:
5.00%, 08/15/19(c)(g)	1,905	1,921,108
5.00%, 08/15/38(g)	1,457	1,469,482
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,828,178
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,858	2,186,084
County of Hidalgo Texas, GOL, Certificates of Obligation, Series A, 4.00%, 08/15/43	2,297	2,443,887
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	1,095	1,139,282

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42(a)	$1,499	$1,546,346
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,801	1,961,447

		17,309,940

Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(c)	1,395	1,408,256

Virginia — 0.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,600,270

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	1,445	1,517,526

Wisconsin — 0.8%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,395	1,469,907

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.0% (Cost — $87,062,511)		90,223,779

Total Long-Term Investments — 160.8% (Cost — $261,707,486)		279,101,606

Security	Shares	Value

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(h)(i)	53,945	$53,950

Total Short-Term Securities — 0.0% (Cost — $53,950)		53,950

Total Investments — 160.8% (Cost — $261,761,436)		279,155,556

Other Assets Less Liabilities — 1.8%		3,134,156

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.9)%		(53,662,154)

VMTP Shares, at Liquidation Value — (31.7)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$173,627,558

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to July 01, 2034 is $8,616,467. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	978,065	(924,120)	53,945	$53,950	$9,978	$254	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	18	06/19/19	$2,226	$(12,627)
Long U.S. Treasury Bond	98	06/19/19	14,452	(76,713)
5-Year U.S. Treasury Note	3	06/28/19	347	(2,247)

				$(91,587)

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Fund II, Inc. (MUH)

Derivative Financial Instruments Categorized by Risk Exposure

As of year ended, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$91,587	$—	$91,587

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(438,606)	$—	$(438,606)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(98,539)	$—	$(98,539)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,275,158

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$279,101,606	$—	$279,101,606
Short-Term Securities	53,950	—	—	53,950

	$53,950	$279,101,606	$—	$279,155,556

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(91,587)	$—	$—	$(91,587)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(53,408,501)	$—	$(53,408,501)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

	$—	$(108,408,501)	$—	$(108,408,501)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments April 30, 2019	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 135.2%

Alabama — 1.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$2,330	$2,338,062
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	609,810

		2,947,872

Arizona — 1.0%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,410	1,775,754

California — 19.2%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	1,450	2,030,217
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,730	1,829,215
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	800	913,336
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 08/01/19(a)	1,325	1,338,594
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,085	1,235,479
2nd, 5.25%, 05/01/33	850	947,929
5.00%, 05/01/44	1,090	1,206,924
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	2,400	2,546,184
5.75%, 03/01/34	2,180	2,314,397
City of Sunnyvale California, Refunding RB, 5.25%, 04/01/20(a)	1,605	1,661,352
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,936,500
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,420	1,644,885
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)	1,000	1,047,030
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,335	1,457,513
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	3,170	3,629,840
5.25%, 05/15/38	900	1,012,005
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,719,855
5.50%, 11/01/31	2,465	2,815,104
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	725	815,154
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	540	630,094

		33,731,607

Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,136,720
5.50%, 11/15/30	340	384,448
5.50%, 11/15/31	405	457,018
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	1,900	1,903,021

		3,881,207

Security	Par (000)	Value

Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	$985	$1,148,806
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	590	670,765

		1,819,571

Delaware — 0.5%
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/43	820	923,796

Florida — 17.5%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	3,220,202
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,170,695
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,985,222
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,594,290
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	70	70,170
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,015	1,139,581
Series A, 6.00%, 10/01/38	1,000	1,147,410
Series B, AMT, 6.25%, 10/01/38	460	529,262
Series B, AMT, 6.00%, 10/01/42	615	700,774
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,141,106
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,465	3,842,616
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	4,645	4,690,289
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,040	1,171,165
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	3,995	4,337,891

		30,740,673

Georgia — 0.7%
County of Fulton Development Authority, RB, Georgia Institute of Technology, 4.00%, 06/15/49	470	504,935
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	555	694,350

		1,199,285

Hawaii — 1.5%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,500	1,678,890
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	425	476,183
5.25%, 08/01/26	460	513,029

		2,668,102

Illinois — 13.6%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,084,520
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	960	1,025,789
3rd Lien, Series A, 5.75%, 01/01/39	185	196,274
3rd Lien, Series C, 6.50%, 01/01/21(a)	5,225	5,646,292
Senior Lien, Series D, AMT, 5.00%, 01/01/42	430	484,980
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	1,000	1,054,340
5.25%, 12/01/40	1,790	1,884,261

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	$2,050	$2,149,240
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,317,025
5.25%, 12/01/43	1,505	1,567,623
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	555	633,033
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	1,405	1,514,871
6.00%, 06/01/21	400	435,352
State of Illinois, GO:
5.25%, 02/01/31	875	931,481
5.25%, 02/01/32	1,355	1,438,861
5.50%, 07/01/33	2,000	2,131,740
5.50%, 07/01/38	425	449,429

		23,945,111

Indiana — 2.2%
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 02/01/36	3,055	3,226,294
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	565	610,725

		3,837,019

Iowa — 0.7%
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	1,100	1,167,067

Louisiana — 1.7%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,500	1,691,550
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	1,215	1,217,065

		2,908,615

Maryland — 2.8%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	1,430	1,617,959
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	2,700	3,216,456

		4,834,415

Massachusetts — 2.0%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	245	274,013
Emerson College Issue, Series A, 5.25%, 01/01/42	545	619,927
UMass Dartmouth Student Housing Project, 5.00%, 10/01/43	1,325	1,460,839
Massachusetts Development Finance Agency, Refunding RB, Series A:
Emerson College, 5.00%, 01/01/40	435	493,943
4.00%, 07/01/44	130	133,810
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	485	486,086

		3,468,618

Michigan — 0.3%
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	520	592,930

Minnesota — 0.3%
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	575	608,603

Security	Par (000)	Value

Mississippi — 3.6%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$2,595	$3,073,648
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,147,940
State of Mississippi, RB, Series A:
5.00%, 10/15/37	330	387,502
4.00%, 10/15/38	1,650	1,744,974

		6,354,064

Montana — 0.1%
Montana State Board of Housing, RB, S/F, Series B-2:
3.50%, 12/01/42	100	99,867
3.60%, 12/01/47	155	154,749

		254,616

Nevada — 4.9%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	650	718,861
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	1,410	1,438,806
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	1,205	1,446,338
5.00%, 06/01/37	3,000	3,587,730
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 07/01/19(a)	1,500	1,509,075

		8,700,810

New Jersey — 10.9%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	3,000	3,311,940
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	790	875,675
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,711,275
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	2,100	2,113,398
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	1,405	1,458,151
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	1,740	1,956,839
Transportation System, Series AA, 5.50%, 06/15/39	1,890	2,030,824
Transportation System, Series B, 5.25%, 06/15/36	1,000	1,043,520
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	1,600	1,819,680
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	1,390	1,554,840
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	305	318,103

		19,194,245

New York — 5.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
5.25%, 06/15/40	3,410	3,424,764
Water & Sewer System, Series EE, 5.38%, 06/15/43	1,305	1,377,493
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	1,555	1,670,148
5.75%, 02/15/47	955	1,019,606
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,113,940
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	575,670

		10,181,621

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 1.9%
State of Ohio, RB, Cleveland Clinic Health System Obligation, Series B, 4.00%, 01/01/46(b)	$1,010	$1,080,942
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,000	2,234,280

		3,315,222

Oregon — 0.4%
State of Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	600	699,072

Pennsylvania — 6.6%
Altoona Area School District, GO, 5.00%, 12/01/36	110	125,133
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	865	1,007,647
5.00%, 03/01/43	590	685,615
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 5.00%, 09/01/48	980	1,119,121
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,523,735
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	1,000	1,025,460
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, Subordinate, Special Motor License Fund, 5.00%, 12/01/41	1,250	1,426,725
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.25%, 06/01/47	1,170	1,343,336
Swarthmore Borough Authority, RB, Swarthmore College, 5.00%, 09/15/48	1,900	2,284,674
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,000	1,108,600

		11,650,046

South Carolina — 5.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,478,464
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,000	1,115,930
6.00%, 07/01/38	1,695	1,931,978
5.50%, 07/01/41	1,000	1,113,420
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	800	911,336
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,095	1,228,316
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,100,320

		9,879,764

Tennessee — 1.6%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	2,500	2,768,375

Texas — 11.7%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,360	1,510,471
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	1,175	1,403,561
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 05/15/19(a)	3,790	3,795,988
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,500	1,770,990
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,074,082
Series H, 5.00%, 11/01/37	2,200	2,334,112

Security	Par (000)	Value

Texas (continued)
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	$1,240	$1,403,432
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	3,150	3,421,530
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/48	1,060	1,229,749
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	620	689,012

		20,632,927

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	1,470	1,702,466

Virginia — 1.8%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	570	614,842
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	2,330	2,553,610

		3,168,452

Washington — 9.4%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,375	1,462,079
Port of Seattle Washington, ARB, AMT:
Intermediate Lien, Series C, 5.00%, 05/01/37	1,450	1,672,198
Series A, 5.00%, 05/01/43	385	438,007
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,194,300
5.00%, 07/01/37	3,910	4,645,979
5.00%, 07/01/38	650	768,514
State of Washington, GO:
Series C, 5.00%, 02/01/36	4,300	5,153,421
Various Purposes, Series B, 5.25%, 02/01/21(a)	1,075	1,143,080

		16,477,578

Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	1,205	1,405,114

Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	330	375,326

Total Municipal Bonds — 135.2% (Cost — $224,648,417)		237,809,943

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

California — 3.0%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	4,500	5,202,172

Colorado — 1.3%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(d)	1,901	2,263,948

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	2,015,775

Illinois — 0.3%
City of Chicago Illionis Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	480	480,235

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 4.2%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	$1,499	$1,723,707
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	4,894	5,691,026

		7,414,733

Michigan — 2.0%
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,463,034

Nevada — 2.1%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(a)	3,749	3,773,041

New York — 4.4%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	4,919,438
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(d)	2,660	2,910,597

		7,830,035

Pennsylvania — 4.6%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(d)	3,650	3,932,547
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38(d)	2,596	2,764,793
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,184	1,339,591

		8,036,931

Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	1,005	1,014,550

Security	Par (000)	Value

Virginia — 1.5%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(d)	$2,320	$2,698,891

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.1% (Cost — $42,252,586)		44,193,345

Total Long-Term Investments — 160.3% (Cost — $266,901,003)		282,003,288

	Shares

Short-Term Securities — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(e)(f)	2,454,984	2,455,229

Total Short-Term Securities — 1.4% (Cost — $2,455,229)		2,455,229

Total Investments — 161.7% (Cost — $269,356,232)		284,458,517

Other Assets Less Liabilities — 1.5%		2,465,553

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.7)%		(24,013,775)

VMTP Shares at Liquidation Value — (49.5)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$175,910,295

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to November 01, 2026, is $7,322,892.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,822,221	(367,237)	2,454,984	$2,455,229	$40,640	$2,931	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	32	06/19/19	$3,958	$(11,971)
Long U.S. Treasury Bond	72	06/19/19	10,618	(42,335)
5-Year U.S. Treasury Note	15	06/28/19	1,735	(6,612)

				$(60,918)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) April 30, 2019	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$60,918	$—	$60,918

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(434,638)	$—	$(434,638)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$(110,095)	$—	$(110,095)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,598,779

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$282,003,288	$—	$282,003,288
Short-Term Securities	2,455,229	—	—	2,455,229

	$2,455,229	$282,003,288	$—	$284,458,517

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(60,918)	$—	$—	$(60,918)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(23,917,620)	$—	$(23,917,620)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

	$—	$(110,917,620)	$—	$(110,917,620)

See notes to financial statements.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 135.0%

Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$4,615	$4,630,968

Arizona — 4.1%
Arizona Board of Regents, RB, University of Arizona, 5.00%, 08/01/28	2,000	2,131,340
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/30	2,685	2,889,946
Arizona Industrial Development Authority, RB(b):
Academies of Math & Science Projects, Series B, 4.25%, 07/01/27	545	557,835
Doral Academy of Nevada-Fire Mesa and Red Rock Campus Projects, Series A, 3.55%, 07/15/29	1,360	1,364,760
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	750	805,110
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A:
5.00%, 07/01/25	300	340,494
5.00%, 07/01/29	175	205,007
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 07/01/20	2,325	2,385,241
County of Maricopa Arizona IDA, Refunding RB, Honorhealth, Series A:
5.00%, 09/01/32	1,000	1,181,500
5.00%, 09/01/33	800	942,776
5.00%, 09/01/34	1,000	1,172,820
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 07/01/21(a)	1,600	1,714,864
Glendale Union School District No. 205, GO, Series C (BAM):
5.00%, 07/01/24	1,945	2,183,010
5.00%, 07/01/27	500	557,365
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 07/01/27	700	756,812
5.00%, 07/01/32	1,925	2,070,241
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 09/01/35	2,050	2,130,913
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,011,000

		24,401,034

Arkansas — 0.7%
City of Benton Arkansas, RB, 5.00%, 06/01/29	1,055	1,201,613
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,661,810

		3,863,423

California — 5.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/20(a)	2,135	2,230,349
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 03/01/25	2,000	2,109,880
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	12,605,802
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/33	6,715	7,655,100
5.00%, 06/01/35	5,785	6,531,728
State of California, GO, 5.50%, 04/01/28	15	15,048

		31,147,907

Security	Par (000)	Value

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Sub-System, Series A, 5.00%, 12/01/32	$5,000	$6,003,000
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatiives, Series B-1, 5.00%, 07/01/38	270	288,765
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	500	560,305
University of Northern Colorado, Refunding RB, Series A, 5.00%, 06/01/31	2,000	2,263,280

		9,115,350

Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(a)	4,530	4,840,169
State of Connecticut, GO, Series A:
5.00%, 04/15/30	5,000	5,995,650
5.00%, 04/15/31	4,000	4,762,520
5.00%, 04/15/34	1,185	1,420,341

		17,018,680

Delaware — 0.8%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
5.00%, 07/01/29	880	1,005,488
5.00%, 07/01/30	1,030	1,169,987
5.00%, 07/01/31	750	847,088
5.00%, 07/01/32	375	421,755
5.00%, 07/01/33	1,190	1,333,300

		4,777,618

Florida — 6.2%
Capital Region Community Development District, Refunding, Special Assessment Bonds, Series A-1:
4.13%, 05/01/23	400	400,860
4.63%, 05/01/28	500	502,685
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 07/01/21(a)	10,000	10,728,900
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/27	1,635	1,732,495
County of Lee Florida, Refunding RB, Series A, AMT, 5.50%, 10/01/23	1,000	1,076,730
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	3,978,390
6.00%, 10/01/29	3,480	3,985,540
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,659,899
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 07/01/32	1,500	1,634,670
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(b)(c):
6.38%, 01/01/49	1,170	1,200,724
6.50%, 01/01/49	1,655	1,695,663
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 3.65%, 05/01/22(b)	405	406,851
Del Webb Project, 4.30%, 05/01/27(b)	520	528,055
Lakewood National and Polo Run Projects, 4.00%, 05/01/22	945	953,618
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 05/01/24	1,105	1,142,338
Sarasota County Health Facilities Authority, RB, Sunnyside Village Project, 5.00%, 05/15/33	600	662,886

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10(d)(e)	$143	$91,229

		36,381,533

Georgia — 4.4%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	8,315	9,644,236
County of Cobb Kennestone Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 5.00%, 04/01/32	1,250	1,453,650
Main Street Natural Gas, Inc., RB, Series A:
5.50%, 09/15/28	2,500	3,124,975
5.00%, 05/15/33	5,000	5,852,350
5.00%, 05/15/34	5,250	6,122,760

		26,197,971

Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 07/01/29	5,000	5,190,350

Illinois — 15.4%
Chicago Board of Education, GO, Refunding, Series C, 5.00%, 12/01/26	4,730	5,139,807
Chicago Board of Education, GO, Refunding Dedicated Revenues, Series D, 5.00%, 12/01/26	4,185	4,547,588
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/32	5,000	5,497,950
5.50%, 01/01/32	1,500	1,658,310
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT, Series C:
5.25%, 01/01/28	1,350	1,493,707
5.25%, 01/01/29	3,020	3,334,744
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB, 5.00%, 01/01/32	3,745	4,264,169
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series A, AMT, 5.00%, 01/01/23	13,000	14,371,630
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	3,924,775
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	1,000	1,038,150
Illinois Finance Authority, Refunding RB, CHF-Chicago, LLC-University Of Illinois at Chicago:
5.00%, 02/15/28	810	932,529
5.00%, 02/15/29	400	456,712
5.00%, 02/15/30	500	568,540
5.00%, 02/15/31	500	565,805
5.00%, 02/15/32	500	563,090
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 05/01/30	475	488,110
5.00%, 05/01/31	500	513,770
5.00%, 05/01/32	500	513,415
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, 5.00%, 12/15/28	1,200	1,355,892
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 06/01/21(a)	3,500	3,773,700
State of Illinois, GO:
5.25%, 02/01/30	5,000	5,342,450
5.00%, 04/01/31	1,000	1,054,860
5.00%, 05/01/31	10,010	10,564,654
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	470	519,228

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, Series D, 5.00%, 11/01/28	$1,645	$1,817,149
State of Illinois Finance Authority, Refunding RB, Southern Illinois Healthcare Enterprises, Inc.:
5.00%, 03/01/30	550	638,666
5.00%, 03/01/32	920	1,055,461
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/34	9,140	10,016,709
State of Illinois Toll Highway Authority, Refunding RB, Senior Series A, 5.00%, 12/01/31	4,220	4,882,667

		90,894,237

Indiana — 3.5%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 01/01/21	4,800	5,058,768
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	10,775,000
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,082,350

		20,916,118

Iowa — 1.1%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 04/01/23	695	738,389
5.25%, 04/01/24	730	775,428
5.25%, 04/01/25	520	552,464
5.25%, 04/01/26	360	382,475
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 09/01/20(a)	2,315	2,416,281
Upper Iowa University Project, 5.00%, 09/01/20(f)	800	821,832
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Series A, 5.00%, 12/01/26	775	901,061

		6,587,930

Kansas — 1.4%
County of Seward Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(a)	3,990	4,422,715
5.00%, 09/01/22(a)	1,005	1,113,299
5.00%, 09/01/33	1,005	1,113,299
Kansas Development Finance Authority, Refunding RB, Health Hospital Nursing Home Improvements:
5.00%, 11/15/19(a)	35	35,600
5.00%, 11/15/23	1,465	1,487,517

		8,172,430

Kentucky — 0.5%
Countyof Louisville/Jefferson Metropolitan Government, Refunding RB, Catholic Health Initiatives:
5.00%, 12/01/35	120	127,824
Series A, 5.00%, 12/01/31	2,750	2,954,875

		3,082,699

Louisiana — 3.1%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,310,540
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,704,650
5.00%, 12/01/28	3,715	3,995,000
New Orleans Aviation Board, RB, Series A, 5.00%, 01/01/33	1,000	1,131,270
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 05/01/34	3,000	3,142,290

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/28	$3,660	$4,089,647

		18,373,397

Maryland — 1.7%
City of Rockville Maryland, RB, Ingleside King Farm Project, 3.50%, 11/01/26	1,825	1,831,041
Maryland Economic Development Corp., RB, Transportation Facilities Project, Series A, 5.13%, 06/01/20(f)	1,020	1,050,447
Maryland Economic Development Corp., Refunding RB, Transportation Facilities Project, Series A:
5.00%, 06/01/29	1,835	2,187,265
5.00%, 06/01/30	1,015	1,201,486
5.00%, 06/01/31	1,000	1,172,040
5.00%, 06/01/32	1,000	1,162,470
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 07/01/33	1,140	1,249,702

		9,854,451

Massachusetts — 1.7%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, Series A, 5.00%, 01/01/31	1,730	1,931,424
Suffolk University, 5.00%, 07/01/29	2,700	3,163,131
Suffolk University, 5.00%, 07/01/30	3,125	3,638,031
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 07/01/25	1,060	1,096,825

		9,829,411

Michigan — 3.5%
City of Detroit Michigan, GO:
5.00%, 04/01/26	265	291,097
5.00%, 04/01/27	210	231,741
5.00%, 04/01/28	235	259,973
5.00%, 04/01/29	235	259,198
5.00%, 04/01/30	180	197,921
5.00%, 04/01/31	265	288,932
5.00%, 04/01/32	225	244,015
5.00%, 04/01/33	295	319,388
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 05/01/25	1,000	1,063,850
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	4,000	4,516,360
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,691,250
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/19(a)	4,900	4,994,521
Michigan Strategic Fund, RB, I -75 Improvement Projects, AMT:
5.00%, 06/30/33	2,415	2,836,538
5.00%, 12/31/33	2,000	2,344,940

		20,539,724

Minnesota — 2.0%
City of Minneapolis, RB, YMCA of the Greater Twin Cities Project:
4.00%, 06/01/30	150	163,861
4.00%, 06/01/31	50	54,273
City of Minneapolis, Refunding RB, Fairview Health Services, Series A, 5.00%, 11/15/33	2,370	2,836,369
County of St. Paul Minnesota Housing & Redevelopment Authority, RB, Great River School Project, Series A, 4.75%, 07/01/29(b)	250	258,882

Security	Par (000)	Value

Minnesota (continued)
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
5.00%, 02/15/33	$1,000	$1,162,000
5.00%, 02/15/34	1,185	1,373,510
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 08/01/36	1,000	1,064,990
Series C, 5.00%, 08/01/27	1,390	1,567,447
Series C, 5.00%, 08/01/28	740	833,181
Series C, 5.00%, 08/01/29	1,555	1,748,100
Series C, 5.00%, 08/01/30	835	937,605

		12,000,218

Missouri — 0.3%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	350	363,801
St. Louis County Industrial Development Authority, Refunding RB, Friendship Village St. Louis Obligated Group:
5.00%, 09/01/27	360	404,521
5.00%, 09/01/32	1,015	1,107,284

		1,875,606

Montana — 0.1%
County of Yellowstone Montana School District No. 2 Billings, GO, 5.00%, 06/15/30	500	567,995

Nebraska — 0.9%
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	912,280
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 01/01/30	1,000	1,022,540
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/30	1,000	1,078,610
5.00%, 01/01/32	2,000	2,153,400

		5,166,830

Nevada — 1.9%
City of Reno Nevada, Refunding RB, Series A-1 (AGM):
5.00%, 06/01/30	500	586,375
5.00%, 06/01/31	1,000	1,163,810
County of Clark Nevada Department of Aviation, Refunding RB, 5.00%, 07/01/33	5,000	5,636,500
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	3,838,342

		11,225,027

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project, Series A, AMT, 4.00%, 11/01/27(b)	795	808,706

New Jersey — 24.6%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20(f)	1,364	1,406,148
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	6,040	6,505,020
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond AMT:
5.50%, 01/01/26	1,500	1,716,960
5.50%, 01/01/27	1,000	1,141,730
New Jersey EDA, Refunding ARB, Port Newark Container Terminal LLC Project, AMT:
5.00%, 10/01/26	2,135	2,438,362
5.00%, 10/01/27	1,680	1,931,042

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	$3,000	$3,106,890
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,858,624
School Facilities Construction, Series EE, 5.00%, 09/01/23	3,465	3,623,905
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 06/15/28	10,000	10,912,300
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 07/01/30	5,000	5,723,900
New Jersey Higher Education Student Assistance Authority, Refunding RB:
AMT, Series B, 5.00%, 12/01/27	1,000	1,189,620
AMT, Series B, 5.00%, 12/01/28	1,000	1,191,310
Series 1, AMT, 5.50%, 12/01/26	750	797,363
Student Loan, Series 1A, 4.75%, 12/01/21	1,060	1,078,221
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	13,768,200
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 01/01/29	6,000	6,644,220
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,279,700
Series B, 5.25%, 06/15/26	3,500	3,704,785
Transportation Program, Series AA, 5.25%, 06/15/31	12,000	12,990,480
Transportation Program, Series AA, 5.25%, 06/15/32	2,250	2,490,052
Transportation System, Series A, 5.25%, 06/15/24	3,185	3,382,629
Transportation System, Series B, 5.50%, 06/15/31	11,780	12,452,285
Transportation System, Series C, 5.25%, 06/15/32	10,000	11,030,600
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	1,695	1,932,046
Transportation System, 5.00%, 12/15/33	2,285	2,589,819
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,381,831
5.00%, 12/01/25	1,345	1,523,334
South Jersey Port Corp., ARB, Sobordinated Marine Terminal, Series B, AMT:
5.00%, 01/01/29	250	289,215
5.00%, 01/01/30	200	229,884
5.00%, 01/01/31	350	399,476
5.00%, 01/01/32	425	482,923
State of New Jersey, GO, Various Purposes, 5.00%, 06/01/28	5,000	5,781,250
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	850	1,000,050
5.00%, 06/01/32	11,980	13,941,246
Tobacco Settlement Bonds, 5.00%, 06/01/33	220	255,141

		145,170,561

New Mexico — 1.2%
Albuquerque Municipal School District No. 12, GO, Series 2017, 5.00%, 08/01/30	1,250	1,491,687
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,712,733
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 08/01/31	2,500	2,884,800

		7,089,220

Security	Par (000)	Value

New York — 9.3%
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 4.88%, 05/01/31(b)	$450	$464,391
Build NYC Resource Corp., Refunding RB, Manhattan College Project, 5.00%, 08/01/35	665	774,625
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A:
4.00%, 06/01/22	800	827,888
4.50%, 06/01/27	1,710	1,860,480
5.00%, 06/01/35	415	450,628
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(a)	5,695	6,486,662
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	5,846,391
5.00%, 11/01/30	655	692,767
Metropolitan Transportation Authority, RB(a):
Sub-Series B-1, 5.00%, 11/15/21	2,300	2,500,767
Sub-Series B-4, 5.00%, 11/15/21	1,500	1,630,935
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	2,801,370
New York State Dormitory Authority, RB, North Shore-Long Island Jewish Health System, Series A, 5.50%, 05/01/19(a)	1,495	1,495,000
New York State Dormitory Authority, Refunding RB:
4.25%, 09/01/19(a)	480	484,214
5.00%, 07/01/30	1,555	1,816,224
Niagara Area Development Corp., Refunding RB, Covanta Project, Series B, 3.50%, 11/01/24(b)	1,000	1,022,160
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,690	1,749,370
State of New York Dormitory Authority, RB, Series A:
Fordham University, 5.25%, 07/01/21(a)	900	971,973
Icahn School of Medicine at Mount Sinai, 5.00%, 07/01/32	9,000	10,332,540
New York University Hospitals Center, 5.00%, 07/01/20(a)	1,725	1,793,551
New York University Hospitals Center, 5.13%, 07/01/20(a)	1,670	1,738,771
State of New York Dormitory Authority, Refunding RB:
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,060	3,482,066
Orange Regional Medical Center, 5.00%, 12/01/27(b)	900	1,059,534
Orange Regional Medical Center, 5.00%, 12/01/28(b)	1,800	2,108,862
Series E, 5.25%, 03/15/33	2,000	2,374,880

		54,766,049

North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,636,035

Ohio — 1.1%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	6,000	6,702,840

Oklahoma — 1.3%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,398,964
5.00%, 10/01/28	1,265	1,483,820
5.00%, 10/01/29	1,400	1,637,594
Oklahoma Development Finance Authority, RB, OU Medicene Project, Series B:
5.00%, 08/15/29	1,200	1,411,212

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
5.00%, 08/15/33	$1,305	$1,493,520

		7,425,110

Oregon — 1.5%
County of Klamath Oregon School District, GO:
5.00%, 06/15/30	1,000	1,119,910
5.00%, 06/15/31	1,000	1,118,650
County of Umatilla Oregon School District No. 16R Pendleton, GO, Series A, 5.00%, 06/15/32	2,000	2,284,360
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 07/01/20(a)	1,835	1,907,482
State of Oregon, GO, Series H, 5.00%, 05/01/36	2,000	2,167,520

		8,597,922

Pennsylvania — 7.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(b):
5.00%, 05/01/22	1,545	1,633,389
5.00%, 05/01/23	640	687,379
5.00%, 05/01/28	835	946,807
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	2,000	2,355,820
5.00%, 06/01/34	3,750	4,402,462
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,706,970
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	2,906,091
5.00%, 11/01/26	2,375	2,551,463
Pennsylvania Economic Development Financing Authority, RB, PA Bridges Finco LP, AMT, 5.00%, 12/31/28	115	131,745
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/21(a)	4,000	4,370,800
Pennsylvania Turnpike Commission, Refunding RB:
Second Series, 5.00%, 12/01/30	2,620	3,074,963
Sub-Series B, 5.00%, 06/01/32	5,000	5,787,600
School District of Philadelphia, GOL, Series A:
5.00%, 09/01/30	1,200	1,421,292
5.00%, 09/01/31	1,000	1,175,930
5.00%, 09/01/32	1,200	1,402,740
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 07/01/20(a)	6,225	6,527,597

		42,083,048

Puerto Rico — 1.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
CAB, 0.00%, 07/01/27(g)	4,974	3,729,008
4.50%, 07/01/34	2,943	2,985,556

		6,714,564

Rhode Island — 1.7%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,112,390
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 05/15/30	2,305	2,508,969
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,241,320
Rhode Island Student Loan Authority, RB, AMT, Senior Program, Series A:
5.00%, 12/01/27	1,000	1,189,620
5.00%, 12/01/28	1,000	1,198,710

Security	Par (000)	Value

Rhode Island (continued)
Rhode Island Student Loan Authority, Refunding RB, Senior Series A, AMT:
5.00%, 12/01/24	$750	$856,860
5.00%, 12/01/25	850	986,672

		10,094,541

South Carolina — 2.5%
South Carolina Jobs-Economic Development Authority, Refunding RB, The Woodlands at Furman, 4.00%, 11/15/27	905	914,421
South Carolina Public Service Authority, Refunding RB, Series A:
5.00%, 12/01/30	5,500	6,368,835
5.00%, 12/01/31	5,660	6,528,244
5.00%, 12/01/32	200	230,036
5.00%, 12/01/33	800	917,128

		14,958,664

South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 09/01/20(a)	1,000	1,043,750

Tennessee — 1.9%
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	220	233,114
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,738,713
Series B, 5.00%, 11/01/22	1,000	1,016,220
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 06/01/31(c)	2,885	2,919,447
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/35	4,000	4,545,840

		11,453,334

Texas — 10.6%
City of Grapevine Texas, GO, 5.00%, 02/15/33	5,685	6,290,623
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 07/01/25	1,500	1,596,285
5.00%, 07/01/32	1,010	1,091,325
City of Houston Texas Airport System Revenue, Refunding ARB, Sub-Series A, AMT:
5.00%, 07/01/31	1,430	1,714,456
5.00%, 07/01/32	1,515	1,808,258
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/33	8,485	10,115,817
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	8,290	8,789,224
Dallas/Fort Worth Texas International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,283,478
Series E, 5.00%, 11/01/27	4,960	5,181,266
Series F, 5.00%, 11/01/31	6,345	6,606,985
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,088,060
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	1,475	1,537,437
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(b):
3.63%, 08/15/22	105	105,488
4.25%, 08/15/27	160	162,080

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Red River Education Financing Corp., RB, 5.00%, 03/15/33	$1,340	$1,474,710
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	2,952,719
Socorro Independent School District, GO, Refunding(PSF-GTD):
5.00%, 08/15/20(a)	2,410	2,513,534
5.00%, 08/15/32	90	93,635
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 08/01/28	1,585	1,788,799
5.25%, 08/01/29	1,720	1,939,214
5.25%, 08/01/33	3,000	3,382,260

		62,515,653

U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, Refunding RB, Series A (AGM), 5.25%, 10/01/24	5,000	5,419,950

Utah — 1.0%
Salt Lake City Corp. Airport Revenue, ARB, AMT, Series A, 5.00%, 07/01/33	3,500	4,157,650
Utah Charter School Finance Authority, Refunding RB, Freedom Academy Foundation Project, 4.50%, 06/15/27(b)	1,500	1,526,490

		5,684,140

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,993,060

Washington — 0.5%
Washington State Housing Finance Commission, Refunding RB(b):
Horizone House Project, 5.00%, 01/01/27	1,560	1,785,451
Horizon House Project, 5.00%, 01/01/28	750	857,558

		2,643,009

West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 09/01/23	4,000	4,035,760
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,601,220

		5,636,980

Wisconsin — 1.4%
Public Finance Authority, RB, Piedmont Community Charter School, 5.00%, 06/15/34	430	488,871
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 04/01/30	2,410	2,624,273
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 07/01/28	4,765	5,160,448

		8,273,592

Total Municipal Bonds — 135.0% (Cost — $756,131,525)		796,521,635

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 4.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate, 4.00%, 04/01/31(b)(i)	8,080	9,161,407
State of California, GO, Refunding Water Utility Authority, 5.00%, 10/01/35	12,500	14,658,384

		23,819,791

Security	Par (000)	Value

Iowa — 1.3%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series C, 4.13%, 02/15/35(b)	$7,500	$7,807,575

Massachusetts — 3.4%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System:
5.00%, 07/01/32	7,500	8,970,225
Series L, 5.00%, 07/01/31	10,175	10,846,657

		19,816,882

Minnesota — 1.8%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 08/01/20(a)	10,525	10,827,525

New Jersey — 1.6%
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F, AMT, Series BB(b):
3.65%, 04/01/28	4,890	5,120,953
3.70%, 10/01/28	3,790	3,968,421

		9,089,374

New York — 10.3%
City of New York, GO:
Sub-Series 1-I, 5.00%, 03/01/32	7,009	7,925,425
Refunding Series E, 5.00%, 08/01/19(a)	1,017	1,026,026
Refunding Series E, 5.00%, 08/01/27	2,489	2,510,288
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, SubSeries B-1, 5.00%, 08/01/36	9,444	11,035,190
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	4,980	5,567,673
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/19(a)	4,001	4,081,142
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/32	4,009	4,464,164
Consolidated, Series 169th, 5.00%, 10/15/26	5,530	5,932,335
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,806,874
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/36(i)	5,505	6,455,824
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	5,501	6,119,666

		60,924,607

Texas — 1.5%
Pflugerville Independent School District, GO, (PSF-GTD), 5.00%, 02/15/24(a)	7,500	8,627,250

Washington — 3.0%
Port of Seattle Washington, ARB, AMT, Series A, 5.00%, 05/01/34	15,000	17,437,950

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.9% (Cost — $151,914,232)		158,350,954

Total Long-Term Investments — 161.9% (Cost — $908,045,757)		954,872,589

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(j)(k)	3,435,688	$3,436,032

Total Short-Term Securities — 0.6% (Cost — $3,436,375)		3,436,032

Total Investments — 162.5% (Cost — $911,482,132)		958,308,621

Other Assets Less Liabilities — 2.1%		12,471,968

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.9)%		(93,793,906)

VMTP Shares, at Liquidation Value — (48.7)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$589,886,683

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Zero-coupon bond.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement which expire between September 15, 2024 to April 01, 2025, is 10,037,537. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	3,435,688	3,435,688	$3,436,032	$43,478	$(1,081)	$(343)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	253	06/19/19	$31,289	$(142,235)
Long U.S. Treasury Bond	94	06/19/19	13,862	(66,609)
5-Year U.S. Treasury Note	70	06/28/19	8,095	(38,237)

				$(247,081)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$247,081	$—	$247,081

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) April 30, 2019	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(960,803)	$—	$(960,803)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(435,561)	$—	$(435,561)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$44,382,059

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$954,872,589	$—	$954,872,589
Short-Term Securities	3,436,032	—	—	3,436,032

	$3,436,032	$954,872,589	$—	$958,308,621

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(247,081)	$—	$—	$(247,081)

(a)	See above Schedule of Investments for values in each sector or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(93,420,751)	$—	$(93,420,751)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

	$—	$(380,520,751)	$—	$(380,520,751)

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.8%

Alabama — 1.6%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$805	$886,635
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,161,801

		5,048,436

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	185	185,050

Arizona — 0.6%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,685	1,758,028

California — 9.6%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	2,095	2,933,314
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	2,200	2,214,476
Sutter Health, Series B, 6.00%, 08/15/20(b)	3,170	3,351,799
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	890	996,640
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	1,475	1,532,761
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	145	162,035
5.25%, 08/15/49	370	408,302
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	225	253,028
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,495	1,575,760
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	290	316,500
5.00%, 12/01/46	455	494,467
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	5,930	6,133,162
5.25%, 05/15/39	800	801,096
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	424,389
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	2,745	2,686,504
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 08/01/42(c)	2,000	945,200
State of California, GO, Various Purposes, 6.00%, 03/01/33	2,525	2,618,602
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	859,444
Sub-Series I-1, 6.38%, 11/01/19(b)	1,185	1,214,175
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 06/01/25	425	427,478

		30,349,132

Colorado — 1.0%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	1,705	2,124,839

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	$1,060	$1,067,876

		3,192,715

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,396,574

Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,186,009
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	1,165	1,300,478
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,213,616

		6,700,103

District of Columbia — 5.7%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	435	510,003
Georgetown University Issue, 5.00%, 04/01/42	355	409,642
Kipp Charter School, Series A, 6.00%, 07/01/23(b)	240	281,520
The Catholic University of America Issue, 5.00%, 10/01/48	2,315	2,645,975
Metropolitan Washington Airports Authority, Refunding ARB:
Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	2,010	2,131,223
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35(c)	6,515	3,674,981
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,517,145
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33(c)	6,590	4,033,344
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34(c)	4,830	2,834,485

		18,038,318

Florida — 5.7%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	470	497,462
5.00%, 05/01/48	1,175	1,203,776
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,453,619
County of Collier Health Facilities Authority, RB, Moorings, Inc., Series A, 5.00%, 05/01/48	1,190	1,334,466
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	1,165	1,226,058
County of Palm Beach Health Facilities Authority, RB, Acts Retirement-Life Communities, Inc., 5.00%, 11/15/45	4,500	5,030,325
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(a)(d):
6.38%, 01/01/49	610	626,019
6.50%, 01/01/49	860	881,130
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	3,015	3,404,447
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	2,190	2,364,236

		18,021,538

Georgia — 4.4%
Country of Fulton Development Authority, Refunding RB, Robert W. Woodruff Arts Center, Inc. Project, 4.00%, 03/15/44	5,000	5,168,450

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) April 30, 2019	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	$1,825	$1,933,861
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	515	594,042
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	132,198
Glynn-Brunswick Memorial Hospital Authority, RB, Southeast Georgia Health System Project, 5.00%, 08/01/47	2,500	2,785,375
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	490	592,915
5.00%, 05/15/36	490	593,841
5.00%, 05/15/37	540	655,306
5.00%, 05/15/38	295	358,782
5.00%, 05/15/49	985	1,232,314

		14,047,084

Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	1,355	1,408,509

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	745	855,193

Illinois — 14.8%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	450	480,506
Project, Series C, 5.25%, 12/01/35	1,465	1,554,233
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series C, 5.00%, 12/01/25	815	880,306
Dedicated Revenues, Series F, 5.00%, 12/01/24	615	661,986
Dedicated Revenues, Series G, 5.00%, 12/01/34	450	483,615
Series C, 5.00%, 12/01/25	645	696,684
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	535	560,707
5.00%, 12/01/46	1,380	1,419,730
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East Project, 6.75%, 12/01/32	778	782,357
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	5,865	6,337,895
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,105,293
City of Chicago Illinois Waterworks, Refunding RB:
2nd Lien (AGM), 5.25%, 11/01/33	260	260,663
2nd Lien Project, 5.00%, 11/01/42	915	972,124
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	848,164
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	200	218,398
5.00%, 02/15/50	100	108,827
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,610	1,640,815
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	4,315	4,421,408
Series B-2, 5.00%, 06/15/50	2,500	2,528,225
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	440	474,408
6.00%, 06/01/21	1,140	1,240,753
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	350	368,662
Series A (NPFGC), 6.70%, 11/01/21	2,570	2,752,958
Series C (NPFGC), 7.75%, 06/01/20	505	522,619

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO:
5.00%, 02/01/39	$1,540	$1,598,705
Series A, 5.00%, 04/01/35	3,000	3,118,920
Series A, 5.00%, 04/01/38	3,490	3,611,627
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	630	632,709
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	2,800	3,155,208
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	985	1,077,235
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,400	2,403,288

		46,919,028

Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	790	911,431
7.00%, 01/01/44	1,905	2,215,058
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,519,735
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	450	485,384
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,430	1,539,180
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	405	439,644
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	840	855,036
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	2,310	2,310,000
5.75%, 05/01/31	485	485,000
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,404,429

		14,164,897

Iowa — 1.4%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	2,810	3,011,393
Midwestern Disaster Area, 5.25%, 12/01/25	460	495,599
Midwestern Disaster Area, 5.88%, 12/01/26(a)	410	430,939
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	410	425,809

		4,363,740

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	995	1,069,535
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	1,235	1,395,797
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(e)	1,200	1,210,056

		3,675,388

Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,530,023
Louisiana Public Facilities Authority, Refunding RB, Tulane University of Lousiana Project, 4.00%, 12/15/50	2,000	2,077,540

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	$1,020	$1,052,793
5.25%, 05/15/31	870	916,841
5.25%, 05/15/32	1,110	1,194,660
5.25%, 05/15/33	1,205	1,292,158
5.25%, 05/15/35	505	549,086

		10,613,101

Maryland — 0.6%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	750	771,510
Maryland Health & Higher Educational Facilities Authority, RB:
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	420	487,691
University of Maryland Medical System, Series B (NPFGC), 7.00%, 07/01/22(f)	595	664,681

		1,923,882

Massachusetts — 0.3%
Massachusetts Development Finance Agency, Refunding RB, New Bridge Charles, Inc.(a):
4.00%, 10/01/32	215	214,772
4.13%, 10/01/42	470	453,879
5.00%, 10/01/57	340	357,378

		1,026,029

Michigan — 3.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	4,425	4,791,346
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	760	789,534
5.50%, 05/15/36	620	639,865
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	880	941,309
Trinity Health Credit Group, 5.00%, 12/01/48	2,000	2,316,660
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	990	1,168,022
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	1,070	1,220,067

		11,866,803

Minnesota — 1.4%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,020	2,130,838
5.25%, 02/15/53	2,045	2,344,122

		4,474,960

Mississippi — 3.4%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 04/01/22	3,000	3,325,350
State of Mississippi, RB, Series A:
5.00%, 10/15/37	1,000	1,174,250
4.00%, 10/15/38	5,000	5,287,800
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 09/01/19(b)	1,065	1,078,451

		10,865,851

Missouri — 2.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	279,712

Security	Par (000)	Value

Missouri (continued)
State of Missouri Health & Educational Facilities Authority, RB, Kansas City Art Institute, 5.00%, 09/01/48	$2,610	$2,969,241
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	2,570	2,961,951
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	245	263,725

		6,474,629

Nebraska — 0.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	825	899,803
5.00%, 09/01/42	1,445	1,565,007

		2,464,810

New Hampshire — 1.4%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	1,545	1,564,467
Series C, AMT, 4.88%, 11/01/42	805	821,197
New Hampshire Health and Education Facilities Authority Act, RB, Dartmouth College Issue, 5.25%, 06/01/19(b)	2,005	2,010,975

		4,396,639

New Jersey — 10.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,675	1,803,070
5.25%, 11/01/44	1,525	1,639,253
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	1,085	1,092,226
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	1,955	2,132,533
Series EEE, 5.00%, 06/15/48	3,690	4,039,923
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,425	1,550,044
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	2,240	2,499,235
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	740	802,878
Series E, 5.00%, 01/01/45	2,615	2,933,036
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	445	472,661
Transportation Program, Series AA, 5.00%, 06/15/44	825	865,384
Transportation System, Series A, 5.50%, 06/15/41	1,635	1,714,118
Transportation System, Series B, 5.25%, 06/15/36	2,460	2,567,059
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	525	587,260
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	9,200	9,595,232

		34,293,912

New York — 9.4%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	1,960	2,109,646
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,800	1,843,884
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,960	1,933,854
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	1,910	1,898,311
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	11,674,634

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) April 30, 2019	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	$1,220	$1,258,784
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,860	3,077,160
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	340	374,765
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	850	933,504
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,233,490
6.00%, 12/01/42	1,250	1,322,900
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	1,780	2,119,606

		29,780,538

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	595	658,332

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	950	1,065,454

Ohio — 1.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	3,230	3,060,425
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	660	714,912
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	400	459,164
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	275	293,997

		4,528,498

Oklahoma — 1.8%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	2,050	2,168,305
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	1,155	1,324,670
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	1,950	2,082,366

		5,575,341

Pennsylvania — 2.8%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(a):
5.00%, 05/01/28	225	239,238
5.13%, 05/01/32	230	241,930
5.38%, 05/01/42	435	458,955
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	635	682,949
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	555	578,227
5.00%, 09/01/43	1,220	1,394,826
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	850	931,260
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	1,919,578

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	$1,035	$1,087,485
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,230,937

		8,765,385

Puerto Rico — 3.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	675	682,526
5.63%, 05/15/43	690	697,569
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,430	2,390,513
5.13%, 07/01/37	695	683,706
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	720	720,900
6.00%, 07/01/44	1,305	1,306,631
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	27	27,391
4.75%, 07/01/53	1,084	1,035,328
5.00%, 07/01/58	2,373	2,338,734

		9,883,298

Rhode Island — 2.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	820	879,392
Series B, 4.50%, 06/01/45	2,645	2,600,167
Series B, 5.00%, 06/01/50	2,945	3,020,893

		6,500,452

South Carolina — 6.8%
South Carolina Jobs EDA, Refunding RB:
Anmed Health Project, 5.00%, 02/01/36	2,505	2,777,619
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	3,060	3,472,060
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	3,280	3,417,038
AMT, 5.25%, 07/01/55	1,295	1,445,350
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	6,862,766
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	1,430	1,581,623
Series E, 5.25%, 12/01/55	1,735	1,947,867

		21,504,323

Tennessee — 0.9%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	995	1,069,535
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	690	774,049
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	955	1,098,508

		2,942,092

Texas — 8.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(b)	2,140	2,296,819

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	$965	$1,065,437
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,375,016
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	745	834,556
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	670	687,789
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	455	540,294
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	4,545	5,218,933
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	1,000	1,061,600
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic Center, Series A, 5.00%, 08/15/46(a)	1,980	2,004,156
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier System, 6.25%, 01/01/39	1,310	1,314,493
5.00%, 01/01/38	925	1,040,736
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	2,470	2,902,991
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,113,660
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	2,863,495
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	1,140	1,289,044

		26,609,019

Utah — 1.5%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	2,780	2,807,188
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	875	1,010,240
5.00%, 07/01/47	915	1,043,823

		4,861,251

Virginia — 1.9%
County of Front Royal & Warren IDA, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	1,160	1,204,126
Lexington Industrial Development Authority, RB, Kendal st Lexington, Series A, 5.00%, 01/01/48	820	875,924
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	1,615	1,729,407
6.00%, 01/01/37	1,940	2,140,266

		5,949,723

Washington — 2.8%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,465	1,666,701
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	755	834,109
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	2,290	2,523,488
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	3,714,023

		8,738,321

Security	Par (000)	Value

Wisconsin — 3.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	$7,100	$7,100,000
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,505,007

		9,605,007

Total Municipal Bonds — 127.8% (Cost — $380,688,332)		405,491,383

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 5.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(a)(d)(h)	3,057	3,263,953
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	9,480	9,648,997
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	3,075	3,554,818
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	1,077	1,087,309

		17,555,077

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(a)(d)(h)	2,252	2,666,104
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(h)	2,129	2,139,691

		4,805,795

Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	5,679	5,946,835

Illinois — 1.1%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	3,225	3,414,759

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,043	2,156,308
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	4,574	5,192,088
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,416,690

		9,765,086

New York — 6.5%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,575	1,582,088
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(h):
5.75%, 02/15/21(b)	997	1,066,637
5.75%, 02/15/47	613	656,163
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(h)	6,440	7,046,709
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	3,002,882
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	6,617	7,155,849

		20,510,328

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) April 30, 2019	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$2,550	$2,897,476

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,747,316

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43(a)(d)	1,530	1,573,146

Texas — 3.3%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,520	2,766,418
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,634,974
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43(a)(d)	2,030	2,080,206
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	1,831	1,994,138

		10,475,736

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	2,833	2,955,147

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.1% (Cost — $79,175,147)		82,646,701

Total Long-Term Investments — 153.9% (Cost — $459,863,479)		488,138,084

Security	Shares	Value

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(i)(j)	10,503,939	$10,504,989

Total Short-Term Securities — 3.3% (Cost — $10,506,034)		10,504,989

Total Investments — 157.2% (Cost — $470,369,513)		498,643,073

Other Assets Less Liabilities — 2.1%		6,740,710

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.2)%		(48,209,224)

VMTP Shares at Liquidation Value — (44.1)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$317,174,559

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to July 1, 2034, is $9,306,038. See Note 4 of the Notes to Financial Statements for details

(i)	Annualized 7-day yield as of period end.

(j)

During the year ended April 30, 2019, investments in issuers considered to be affiliates/an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	986,303	9,517,636	10,503,939	$10,504,989	$96,235	$2,784	$(1,045)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	38	06/19/19	$4,700	$(22,996)
Long U.S. Treasury Bond	151	06/19/19	22,268	(88,632)
5-Year U.S. Treasury Note	11	06/28/19	1,272	(8,095)

				$(119,723)

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock MuniVest Fund II, Inc. (MVT)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$119,723	$—	$119,723

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(601,670)	$—	$(601,670)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(142,212)	$—	$(142,212)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,090,104

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$488,138,084	$—	$488,138,084
Short-Term Securities	10,504,989	—	—	10,504,989

	$10,504,989	$488,138,084	$—	$498,643,073

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(119,723)	$—	$—	$(119,723)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(47,982,013)	$—	$(47,982,013)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(187,982,013)	$—	$(187,982,013)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Statements of Assets and Liabilities

April 30, 2019

	MUA	MEN	MHD	MUH

ASSETS
Investments at value — unaffiliated(a)	$574,535,914	$577,290,166	$360,403,537	$279,101,606
Investments at value — affiliated(b)	767,464	580,508	6,881,187	53,950
Cash	84,438	147,766	71,745	66,054
Cash pledged for futures contracts	359,950	629,900	301,550	276,200
Receivables:
Investments sold	782,915	—	10,000	10,000
Dividends — affiliated	1,365	1,443	9,646	1,321
Interest — unaffiliated	9,635,134	7,066,115	5,295,270	3,773,191
Prepaid expenses	12,744	71,078	21,392	20,928

Total assets	586,179,924	585,786,976	372,994,327	283,303,250

ACCRUED LIABILITIES
Payables:
Investments purchased	1,934,600	597,832	—	—
Income dividend distributions — Common Shares	1,963,762	1,305,985	957,907	697,181
Interest expense and fees	442,038	453,505	253,186	253,653
Investment advisory fees	262,132	237,696	167,045	126,552
Directors’ and Officer’s fees	4,196	2,861	2,016	1,507
Other accrued expenses	198,821	195,546	152,671	134,610
Variation margin on futures contracts	70,469	123,392	58,727	53,688

Total accrued liabilities	4,876,018	2,916,817	1,591,552	1,267,191

OTHER LIABILITIES
TOB Trust Certificates	71,659,281	91,348,628	52,673,965	53,408,501
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	142,327,121	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	83,700,000	55,000,000

Total other liabilities	71,659,281	233,675,749	136,373,965	108,408,501

Total liabilities	76,535,299	236,592,566	137,965,517	109,675,692

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$509,644,625	$349,194,410	$235,028,810	$173,627,558

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$478,975,827	$311,656,850	$211,660,385	$155,975,320
Accumulated earnings	30,668,798	37,537,560	23,368,425	17,652,238

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$509,644,625	$349,194,410	$235,028,810	$173,627,558

Net asset value, offering and redemption price per share	$14.14	$11.76	$16.56	$15.32

(a) Investments at cost — unaffiliated	$544,914,332	$537,563,790	$335,964,625	$261,707,486
(b) Investments at cost — affiliated	$767,464	$580,508	$6,881,872	$53,950
(c) Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
(d) Preferred Shares authorized	—	8,905	5,837	4,030
(e) Par value per Common Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	36,032,338	29,681,476	14,191,210	11,336,282
(g) Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

April 30, 2019

	MUS	MUI	MVT

ASSETS
Investments at value — unaffiliated(a)	$282,003,288	$954,872,589	$488,138,084
Investments at value — affiliated(b)	2,455,229	3,436,032	10,504,989
Cash	54,849	125,704	104,969
Cash pledged for futures contracts	233,150	584,900	441,050
Receivables:
Investments sold	681,082	1,175,000	520,000
Dividends — affiliated	3,467	9,830	14,148
Interest — unaffiliated	4,092,688	13,423,922	7,381,908
Prepaid expenses	20,963	27,504	21,975

Total assets	289,544,716	973,655,481	507,127,123

ACCRUED LIABILITIES
Payables:
Investments purchased	1,736,312	—	—
Income dividend distributions — Common Shares	579,313	1,704,184	1,268,797
Investment advisory fees	121,494	437,146	206,281
Interest expense and fees	96,155	373,155	227,211
Directors’ and Officer’s fees	1,538	325,982	2,657
Other accrued expenses	136,145	290,348	179,479
Variation margin on futures contracts	45,844	117,232	86,126

Total accrued liabilities	2,716,801	3,248,047	1,970,551

OTHER LIABILITIES
TOB Trust Certificates	23,917,620	93,420,751	47,982,013
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	87,000,000	287,100,000	140,000,000

Total other liabilities	110,917,620	380,520,751	187,982,013

Total liabilities	113,634,421	383,768,798	189,952,564

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$175,910,295	$589,886,683	$317,174,559

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$168,134,858	$543,452,920	$289,726,481
Accumulated earnings	7,775,437	46,433,763	27,448,078

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$175,910,295	$589,886,683	$317,174,559

Net asset value, offering and redemption price per share	$13.51	$15.40	$14.87

(a) Investments at cost — unaffiliated	$266,901,003	$908,045,757	$459,863,479
(b) Investments at cost — affiliated	$2,455,229	$3,436,375	$10,506,034
(c) Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
(d) Preferred Shares authorized	6,230	15,671	8,400
(e) Par value per Common Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,018,276	38,296,266	21,324,323
(g) Common Shares authorized	199,993,770	199,984,329	199,991,600

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations

Year Ended April 30, 2019

	MUA	MEN	MHD	MUH

INVESTMENT INCOME
Interest — unaffiliated	$29,051,690	$24,422,286	$17,187,773	$12,958,431
Dividends — affiliated	38,707	21,238	46,085	9,978

Total investment income	29,090,397	24,443,524	17,233,858	12,968,409

EXPENSES
Investment advisory	3,169,074	2,861,079	2,055,135	1,546,264
Accounting services	90,771	90,621	64,123	53,272
Professional	86,867	90,148	77,257	65,622
Transfer agent	53,363	37,834	26,196	23,559
Directors and Officer	45,041	30,366	21,062	15,713
Registration	13,877	11,549	9,483	9,466
Printing	10,450	11,519	9,335	8,481
Custodian	9,526	11,458	7,079	7,825
Rating agency	—	43,550	43,438	43,382
Miscellaneous	30,622	17,654	6,964	6,151

Total expenses excluding interest expense, fees and amortization of offering costs	3,509,591	3,205,778	2,320,072	1,779,735
Interest expense, fees and amortization of offering costs(a)	1,580,939	5,349,177	3,391,975	2,603,777

Total expenses	5,090,530	8,554,955	5,712,047	4,383,512
Less fees waived and/or reimbursed by the Manager	(2,715)	(1,501)	(3,099)	(714)

Total expenses after fees waived and/or reimbursed	5,087,815	8,553,454	5,708,948	4,382,798

Net investment income	24,002,582	15,890,070	11,524,910	8,585,611

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,848,659	(584,652)	(21,007)	471,274
Investments — affiliated	905	718	273	232
Futures contracts	(612,875)	(1,067,315)	(411,161)	(438,606)
Capital gain distributions from investment companies — affiliated	139	29	138	22

	3,236,828	(1,651,220)	(431,757)	32,922

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,441,539	11,949,296	3,604,988	2,876,403
Investments — affiliated	—	—	(685)	—
Futures contracts	(141,425)	(268,871)	(91,864)	(98,539)

	1,300,114	11,680,425	3,512,439	2,777,864

Net realized and unrealized gain	4,536,942	10,029,205	3,080,682	2,810,786

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$28,539,524	$25,919,275	$14,605,592	$11,396,397

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended April 30, 2019

	MUS	MUI	MVT

INVESTMENT INCOME
Interest — unaffiliated	$11,977,222	$36,493,888	$23,397,199
Dividends — affiliated	40,640	43,478	96,235

Total investment income	12,017,862	36,537,366	23,493,434

EXPENSES
Investment advisory	1,554,248	5,253,912	2,541,668
Accounting services	52,951	128,987	83,545
Professional	66,821	117,728	79,606
Rating agency	43,444	43,824	43,541
Transfer agent	22,563	47,425	32,524
Directors and Officer	15,901	64,267	28,058
Registration	9,410	14,762	9,829
Printing	8,780	14,861	10,512
Custodian	6,840	19,593	9,014
Miscellaneous	10,849	83,038	11,511

Total expenses excluding interest expense, fees and amortization of offering costs	1,791,807	5,788,397	2,849,808
Interest expense, fees and amortization of offering costs(a)	2,686,690	9,312,157	4,797,406

Total expenses	4,478,497	15,100,554	7,647,214
Less fees waived and/or reimbursed by the Manager	(96,934)	(2,775)	(6,799)

Total expenses after fees waived and/or reimbursed	4,381,563	15,097,779	7,640,415

Net investment income	7,636,299	21,439,587	15,853,019

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(155,735)	(293,007)	1,252,436
Investments — affiliated	2,652	(1,262)	2,364
Futures contracts	(434,638)	(960,803)	(601,670)
Capital gain distributions from investment companies — affiliated	279	181	420

	(587,442)	(1,254,891)	653,550

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,224,694	20,120,178	3,557,081
Investments — affiliated	—	(343)	(1,045)
Futures contracts	(110,095)	(435,561)	(142,212)

	3,114,599	19,684,274	3,413,824

Net realized and unrealized gain	2,527,157	18,429,383	4,067,374

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$10,163,456	$39,868,970	$19,920,393

(a) Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

	MUA		MEN
	Year Ended April 30,		Year Ended April 30,
	04/30/19	04/30/18	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$24,002,582	$24,585,086	$15,890,070	$17,481,665
Net realized gain (loss)	3,236,828	3,861,385	(1,651,220)	1,316,883
Net change in unrealized appreciation (depreciation)	1,300,114	(6,115,970)	11,680,425	(8,990,694)

Net increase in net assets applicable to Common Shareholders resulting from operations	28,539,524	22,330,501	25,919,275	9,807,854

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(23,709,465)	(24,403,775)	(17,010,899)	(19,006,534)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	344,118	1,238,029	—	447,450

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	5,174,177	(835,245)	8,908,376	(8,751,230)
Beginning of year	504,470,448	505,305,693	340,286,034	349,037,264

End of year	$509,644,625	$504,470,448	$349,194,410	$340,286,034

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MHD		MUH
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$11,524,910	$12,456,818	$8,585,611	$9,097,811
Net realized gain (loss)	(431,757)	275,314	32,922	349,549
Net change in unrealized appreciation (depreciation)	3,512,439	(5,682,277)	2,777,864	(4,335,638)

Net increase in net assets applicable to Common Shareholders resulting from operations	14,605,592	7,049,855	11,396,397	5,111,722

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(12,498,142)	(13,224,063)	(9,114,553)	(9,693,560)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	411,605	—	290,507

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	2,107,450	(5,762,603)	2,281,844	(4,291,331)
Beginning of year	232,921,360	238,683,963	171,345,714	175,637,045

End of year	$235,028,810	$232,921,360	$173,627,558	$171,345,714

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets  (continued)

	MUS		MUI
	Year Ended April 30,		Year Ended April 30,
	2019	2018	04/30/19	04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,636,299	$9,174,345	$21,439,587	$22,724,306
Net realized gain (loss)	(587,442)	291,275	(1,254,891)	2,650,231
Net change in unrealized appreciation (depreciation)	3,114,599	(7,382,682)	19,684,274	(11,610,455)

Net increase in net assets applicable to Common Shareholders resulting from operations	10,163,456	2,082,938	39,868,970	13,764,082

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(8,071,331)	(9,919,384)	(21,750,977)	(22,940,382)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	40,885	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	2,092,125	(7,795,561)	18,117,993	(9,176,300)
Beginning of year	173,818,170	181,613,731	571,768,690	580,944,990

End of year	$175,910,295	$173,818,170	$589,886,683	$571,768,690

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MVT
	Year Ended April 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,853,019	$17,559,402
Net realized gain	653,550	910,384
Net change in unrealized appreciation (depreciation)	3,413,824	(9,581,981)

Net increase in net assets applicable to Common Shareholders resulting from operations	19,920,393	8,887,805

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(17,281,902)	(18,273,763)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	274,917	1,708,157

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	2,913,408	(7,677,801)
Beginning of year	314,261,151	321,938,952

End of year	$317,174,559	$314,261,151

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Cash Flows

Year Ended April 30, 2019

	MUA	MEN	MHD	MUH

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$28,539,524	$25,919,275	$14,605,592	$11,396,397
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	106,607,161	136,603,910	84,857,081	88,853,461
Purchases of long-term investments	(109,391,354)	(140,165,645)	(67,643,846)	(89,036,949)
Net (purchases)/proceeds from sales of short-term securities	1,460,013	(579,790)	(6,147,609)	924,347
Amortization of premium and accretion of discount on investments and other fees	236,763	(130,324)	331,276	(114)
Net realized (gain)/loss on investments	(3,849,564)	583,934	20,734	(471,506)
Net unrealized (appreciation) on investments	(1,441,539)	(11,949,296)	(3,604,303)	(2,876,403)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	582	(461)	(9,057)	209
Interest — unaffiliated	54,759	264,509	314,834	211,817
Prepaid expenses	4,382	1,589	601	71
Other assets	374	2,408	617	657

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	133,957	128,874	18,351	64,765
Investment advisory fees	2,653	4,989	(4,971)	775
Directors’ and Officer’s fees	(27)	(262)	(60)	(18)
Variation margin on futures contracts	33,938	47,673	25,602	27,813
Other accrued expenses	12,524	12,369	4,280	6,046

Net cash provided by operating activities	22,404,146	10,743,752	22,769,122	9,101,368

CASH (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	10,294,792	15,842,024	11,691,258	17,734,829
Repayments of TOB Trust Certificates	(9,045,495)	(8,603,541)	(21,696,784)	(17,421,203)
Proceeds from Loan for TOB Trust Certificates	1,545,495	—	508,002	1,337,595
Repayments of Loan for TOB Trust Certificates	(1,545,495)	—	(508,002)	(1,337,595)
Cash dividends paid to Common Shareholders	(23,364,005)	(17,129,625)	(12,533,620)	(9,182,571)
Decrease in bank overdraft	—	(395,816)	—	—
Amortization of deferred offering costs	—	9,972	—	—

Net cash (used for) financing activities	(22,114,708)	(10,276,986)	(22,539,146)	(8,868,945)

CASH
Net increase in restricted and unrestricted cash	289,438	466,766	229,976	232,423
Restricted and unrestricted cash at beginning of year	154,950	310,900	143,319	109,831

Restricted and unrestricted cash at end of year	$444,388	$777,666	$373,295	$342,254

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,446,982	$5,257,888	$3,373,624	$2,539,012

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$344,118	$—	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$84,438	$147,766	$71,745	$66,054
Cash pledged:
Futures contracts	359,950	629,900	301,550	276,200

	$444,388	$777,666	$373,295	$342,254

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$7,769	$5,631
Cash pledged:
Futures contracts	154,950	310,900	135,550	104,200

	$154,950	$310,900	$143,319	$109,831

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended April 30, 2019

	MUS	MUI	MVT

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$10,163,456	$39,868,970	$19,920,393
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	78,568,179	252,653,557	149,887,098
Purchases of long-term investments	(76,813,218)	(259,135,309)	(128,076,784)
Net (purchases)/proceeds from sales of short-term securities	369,643	(3,437,637)	(9,517,367)
Amortization of premium and accretion of discount on investments and other fees	1,511,549	6,854,237	1,175,406
Net realized (gain)/loss on investments	153,083	294,269	(1,254,800)
Net unrealized (appreciation) on investments	(3,224,694)	(20,119,835)	(3,556,036)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(1,623)	(79)	(9,048)
Interest — unaffiliated	59,657	(953,877)	870,651
Prepaid expenses	59	3,426	1,555
Other assets	398	2,879	2,609

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(9)	9,141	(4,698)
Interest expense and fees	(3,227)	157,537	(7,375)
Directors’ and Officer’s fees	(42)	9,215	(129)
Variation margin on futures contracts	24,844	60,607	48,720
Other accrued expenses	7,335	58,608	6,486

Net cash provided by operating activities	10,815,390	16,325,709	29,486,681

CASH (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	7,770,609	31,540,108	15,100,155
Repayments of TOB Trust Certificates	(10,091,363)	(24,566,337)	(27,105,793)
Proceeds from Loan for TOB Trust Certificates	—	—	744,282
Repayments of Loan for TOB Trust Certificates	—	—	(744,282)
Cash dividends paid to Common Shareholders	(8,318,679)	(21,750,977)	(17,091,074)
Decrease in bank overdraft	—	(1,152,799)	—

Net cash (used for) financing activities	(10,639,433)	(15,930,005)	(29,096,712)

CASH
Net increase in restricted and unrestricted cash	175,957	395,704	389,969
Restricted and unrestricted cash at beginning of year	112,042	314,900	156,050

Restricted and unrestricted cash at end of year	$287,999	$710,604	$546,019

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,689,917	$9,154,620	$4,804,781

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$274,917

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$54,849	$125,704	$104,969
Cash pledged:
Futures contracts	233,150	584,900	441,050

	$287,999	$710,604	$546,019

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$16,892	$—	$—
Cash pledged:
Futures contracts	95,150	314,900	156,050

	$112,042	$314,900	$156,050

FINANCIAL STATEMENTS	79

Financial Highlights

(For a share outstanding throughout each period)

	MUA

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.01	$14.07	$14.45	$14.12	$13.56

Net investment income(a)	0.67	0.68	0.70	0.72	0.73
Net realized and unrealized gain (loss)	0.12	(0.06)	(0.38)	0.35	0.59

Net increase (decrease) from investment operations	0.79	0.62	0.32	1.07	1.32

Distributions to Common Shareholders from net investment income(b)	(0.66)	(0.68)	(0.70)	(0.74)	(0.76)

Net asset value, end of year	$14.14	$14.01	$14.07	$14.45	$14.12

Market price, end of year	$14.98	$13.21	$14.82	$14.74	$14.22

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.97%	4.47%	2.23%	7.90%	10.11%

Based on market price	19.07%	(6.48)%	5.56%	9.30%	17.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.01%	0.93%	0.87%	0.81%	0.82%

Total expenses after fees waived and paid indirectly	1.01%	0.93%	0.87%	0.81%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	0.70%	0.69%	0.69%	0.70%	0.71%

Net investment income to Common Shareholders	4.77%	4.83%	4.93%	5.09%	5.24%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$509,645	$504,470	$505,306	$517,697	$505,341

Borrowings outstanding, end of year (000)	$71,659	$71,925	$67,507	$66,087	$61,066

Portfolio turnover rate	19%	15%	11%	18%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MEN

	Year Ended April 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$11.46		$11.77	$12.52	$12.27	$11.94

Net investment income(a)	0.54		0.59	0.65	0.70	0.71
Net realized and unrealized gain (loss)	0.33		(0.26)	(0.72)	0.28	0.35

Net increase (decrease) from investment operations	0.87		0.33	(0.07)	0.98	1.06

Distributions to Common Shareholders(b)
From net investment income	(0.57)		(0.64)	(0.68)	(0.73)	(0.73)
From net realized gain	(0.00	)(c)	—	—	—	—

Total distributions to Common Shareholders . . . . . . . . . . . . . . . . . .	(0.57)		(0.64)	(0.68)	(0.73)	(0.73)

Net asset value, end of year	$11.76		$11.46	$11.77	$12.52	$12.27

Market price, end of year	$10.71		$10.48	$11.69	$12.55	$11.67

Total Return Applicable to Common Shareholders(d)
Based on net asset value	8.43%		2.93%	(0.51)%	8.50%	9.49%

Based on market price	7.98%		(5.23)%	(1.42)%	14.35%	10.33%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.52%		2.06%	1.73%	1.44%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.52%		2.06%	1.73%	1.44%	1.43%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(e)	0.94%		0.92%	0.89%	0.90%	0.91%

Net investment income to Common Shareholders	4.68%		4.97%	5.29%	5.71%	5.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$349,194		$340,286	$349,037	$370,342	$362,703

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$142,500		$142,500	$142,500	$142,500	$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$345,049		$338,797	$344,938	$359,889	$354,528

Borrowings outstanding, end of year (000)	$91,349		$87,395	$70,823	$67,160	$76,094

Portfolio turnover rate	22%		21%	12%	10%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHD

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.41	$16.85	$17.95	$17.59	$16.85

Net investment income(a)	0.81	0.88	0.95	1.00	1.03
Net realized and unrealized gain (loss)	0.22	(0.39)	(1.07)	0.42	0.77

Net increase (decrease) from investment operations	1.03	0.49	(0.12)	1.42	1.80

Distributions to Common Shareholders(b)
From net investment income	(0.83)	(0.92)	(0.98)	(1.06)	(1.06)
From net realized gain	(0.05)	(0.01)	—	—	—

Total distributions to Common Shareholders	(0.88)	(0.93)	(0.98)	(1.06)	(1.06)

Net asset value, end of year	$16.56	$16.41	$16.85	$17.95	$17.59

Market price, end of year	$15.92	$14.98	$16.65	$18.14	$17.25

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.84%	3.07%	(0.67)%	8.65%	11.22%

Based on market price	12.51%	(4.79)%	(2.87)%	11.91%	14.80%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.47%	2.16%	1.87%	1.53%	1.50%

Total expenses after fees waived and paid indirectly	2.47%	2.16%	1.87%	1.53%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	1.00%	1.01%	0.99%	0.99%	0.99%

Net investment income to Common Shareholders	4.98%	5.19%	5.42%	5.75%	5.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$235,029	$232,921	$238,684	$253,864	$248,646

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$380,799	$378,281	$385,166	$403,302	$397,068

Borrowings outstanding, end of year (000)	$52,674	$63,166	$62,233	$60,289	$56,784

Portfolio turnover rate	17%	12%	9%	7%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUH

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.11	$15.52	$16.51	$16.21	$15.61

Net investment income(a)	0.76	0.80	0.86	0.91	0.93
Net realized and unrealized gain (loss)	0.25	(0.35)	(0.95)	0.33	0.64

Net increase (decrease) from investment operations	1.01	0.45	(0.09)	1.24	1.57

Distributions to Common Shareholders(b)
From net investment income	(0.75)	(0.85)	(0.90)	(0.94)	(0.97)
From net realized gain	(0.05)	(0.01)	—	—	—

Total distributions to Common Shareholders	(0.80)	(0.86)	(0.90)	(0.94)	(0.97)

Net asset value, end of year	$15.32	$15.11	$15.52	$16.51	$16.21

Market price, end of year	$15.05	$13.75	$15.59	$16.23	$15.28

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.46%	3.09%	(0.52)%	8.25%	10.64%

Based on market price	16.00%	(6.61)%	1.65%	12.90%	9.71%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.58%	2.12%	1.83%	1.50%	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.58%	2.12%	1.83%	1.50%	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	1.05%	1.02%	1.00%	1.00%	1.00%

Net investment income to Common Shareholders	5.05%	5.16%	5.37%	5.66%	5.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$173,628	$171,346	$175,637	$186,553	$183,214

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$415,686	$411,538	$419,340	$439,188	$433,117

Borrowings outstanding, end of year (000)	$53,409	$54,100	$47,507	$46,103	$43,568

Portfolio turnover rate	30%	16%	10%	7%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUS

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.35	$13.95	$14.84	$14.57	$14.18

Net investment income(a)	0.59	0.70	0.75	0.80	0.80
Net realized and unrealized gain (loss)	0.19	(0.54)	(0.84)	0.28	0.40

Net increase (decrease) from investment operations	0.78	0.16	(0.09)	1.08	1.20

Distributions to Common Shareholders from net investment income(b)	(0.62)	(0.76)	(0.80)	(0.81)	(0.81)

Net asset value, end of year	$13.51	$13.35	$13.95	$14.84	$14.57

Market price, end of year	$12.01	$12.40	$13.38	$14.31	$13.32

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.59%	1.33%	(0.47)%	8.24%	9.20%

Based on market price	2.02%	(1.88)%	(1.00)%	14.09%	9.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.60%	2.30%	1.95%	1.60%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.54%	2.24%	1.91%	1.58%	1.57%

Total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.98%	0.99%	0.98%	0.99%	0.99%

Net investment income to Common Shareholders	4.43%	5.08%	5.22%	5.49%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$175,910	$173,818	$181,614	$193,110	$189,594

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$302,196	$299,791	$308,751	$321,966	$317,924

Borrowings outstanding, end of year (000)	$23,918	$26,238	$29,150	$24,429	$21,937

Portfolio turnover rate	27%	21%	18%	25%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUI

	Year Ended April 30,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$14.93	$15.17		$16.16	$15.86	$15.64

Net investment income(a)	0.56	0.59		0.65	0.73	0.77
Net realized and unrealized gain (loss)	0.47	(0.23)		(0.83)	0.53	0.27

Net increase (decrease) from investment operations	1.03	0.36		(0.18)	1.26	1.04

Distributions to Common Shareholders(b)
From net investment income	(0.53)	(0.60)		(0.67)	(0.78)	(0.82)
From net realized gain	(0.03)	(0.00	)(c)	(0.14)	(0.18)	—

Total distributions to Common Shareholders	(0.56)	(0.60)		(0.81)	(0.96)	(0.82)

Net asset value, end of year	$15.40	$14.93		$15.17	$16.16	$15.86

Market price, end of year	$13.85	$13.01		$13.96	$15.19	$14.47

Total Return Applicable to Common Shareholders(d)
Based on net asset value	7.68%	2.76%		(0.69)%	9.04%	7.27%

Based on market price	11.13%	(2.69)%		(2.77)%	12.27%	5.20%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.63%	2.17%		1.90%	1.57%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.63%	2.17%		1.89%	1.57%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	1.01%	0.97%		0.96%	0.94%	0.96%

Net investment income to Common Shareholders	3.73%	3.87%		4.12%	4.61%	4.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$589,887	$571,769		$580,945	$618,971	$607,440

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	$287,100		$287,100	$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$305,464	$299,153		$302,349	$315,594	$311,578

Borrowings outstanding, end of year (000)	$93,421	$79,136		$58,337	$63,102	$52,932

Portfolio turnover rate	24%	34%		12%	20%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVT

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.75	$15.19	$16.17	$16.01	$15.45

Net investment income(a)	0.74	0.83	0.91	0.98	0.99
Net realized and unrealized gain (loss)	0.20	(0.41)	(0.95)	0.18	0.61

Net increase (decrease) from investment operations	0.94	0.42	(0.04)	1.16	1.60

Distributions to Common Shareholders(b)
From net investment income	(0.76)	(0.86)	(0.94)	(1.00)	(1.04)
From net realized gain	(0.06)	—	—	—	—

Total distributions to Common Shareholders	(0.82)	(0.86)	(0.94)	(1.00)	(1.04)

Net asset value, end of year	$14.87	$14.75	$15.19	$16.17	$16.01

Market price, end of year	$14.29	$14.05	$15.45	$17.38	$16.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.83%	2.79%	(0.34)%	7.61%	10.65%

Based on market price	7.78%	(3.74)%	(5.68)%	13.88%	14.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.45%	2.11%	1.88%	1.52%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.45%	2.11%	1.87%	1.52%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.91%	0.91%	0.92%	0.92%	0.92%

Net investment income to Common Shareholders	5.09%	5.44%	5.78%	6.15%	6.17%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$317,175	$314,261	$321,939	$340,753	$336,320

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$326,553	$324,472	$329,956	$343,395	$340,229

Borrowings outstanding, end of year (000)	$47,982	$61,343	$60,575	$69,195	$66,439

Portfolio turnover rate	25%	11%	9%	6%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by each Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors.

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MEN and MVT management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Funds incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUA	$1,137,048	$313,388	$130,503	$1,580,939
MEN	1,426,853	388,176	132,851	1,947,880
MHD	901,571	250,750	94,002	1,246,323
MUH	864,060	241,361	85,249	1,190,670
MUS	352,541	102,340	37,390	492,271
MUI	1,431,604	431,318	111,472	1,974,394
MVT	872,718	239,145	96,087	1,207,950

For the year ended April 30, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$120,421,097	$71,659,281	2.32% — 2.50%	$72,745,522	2.17%
MEN	157,978,964	91,348,628	2.26 — 2.65	90,453,065	2.15
MHD	88,406,503	52,673,965	2.26 — 2.48	58,450,386	2.13
MUH	90,223,779	53,408,501	2.26 — 2.48	55,967,207	2.12
MUS	44,193,345	23,917,620	2.30 — 2.48	22,947,696	2.14
MUI	158,350,954	93,420,751	2.30 — 2.38	93,636,179	2.11
MVT	82,646,701	47,982,013	2.26 — 2.48	56,455,643	2.14

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the fund, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2019.

For the year ended April 30, 2019, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUA	$—	—%	$49,851	0.78%
MHD	—	—	1,392	0.78
MUH	—	—	27,470	0.68
MVT	—	—	2,039	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment advisory fees	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Waiver: The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2019 the waiver was $94,126.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2019, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$2,715	$1,501	$3,099	$714	$2,808	$2,775	$6,799

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended April 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MHD	$—	$1,755,194	$(130,082)
MVT	—	2,605,194	(193,504)

7.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$109,186,417	$127,723,561	$61,626,579	$83,422,601	$76,057,831	$244,801,290	$123,379,515
Sales	106,935,035	135,280,566	84,651,296	88,666,495	79,249,261	229,064,953	149,732,098

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MUA	MEN
Paid-in capital	$(1,332,214)	$(9,972)
Accumulated earning	1,332,214	9,972

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income(a)
04/30/2019	$23,551,751	$20,223,865	$13,771,349	$9,829,684	$10,264,197	$27,386,865	$19,429,884
04/30/2018	24,283,507	21,572,138	14,704,730	10,689,353	11,690,466	28,655,443	21,067,211
Ordinary income(b)
04/30/2019	157,714	5,562	283,540	261,013	1,553	21,651	157,896
04/30/2018	120,268	170,131	92,030	67,697	—	67,384	59,503
Long-term capital gains(c)
04/30/2019	—	172,797	588,905	436,963	—	1,680,224	1,283,578
04/30/2018	—	—	139,787	60,571	—	70,580	—

Total
04/30/2019	$23,709,465	$20,402,224	$14,643,794	$10,527,660	$10,265,750	$29,088,740	$20,871,358

04/30/2018	$24,403,775	$21,742,269	$14,936,547	$10,817,621	$11,690,466	$28,793,407	$21,126,714

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended April 30, 2019 as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated earnings were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	$403,640	$547,612	$113,556	$31,316	$453,615	$1,840,148	$119,186
Undistributed ordinary income	3,834	4,051	1,617	15,595	2,724	3,124	30,463
Non-expiring capital loss carryforwards(a)	—	—	—	—	(7,833,477)	(1,809,176)	—
Net unrealized gains(b)	30,364,714	39,116,923	24,410,057	18,314,445	15,152,575	46,399,667	28,105,430
Qualified late-year losses(c)	(103,390)	(2,131,026)	(1,156,805)	(709,118)	—	—	(807,001)

	$30,668,798	$37,537,560	$23,368,425	$17,652,238	$7,775,437	$46,433,763	$27,448,078

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended April 30, 2019, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUA	$3,210,013
MEN	76,432

As of April 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$473,221,821	$447,328,098	$290,200,702	$207,432,610	$245,388,324	$818,169,972	$422,468,153

Gross unrealized appreciation	$37,288,006	$39,800,479	$24,476,122	$18,455,194	$15,231,774	$46,884,691	$28,294,740
Gross unrealized depreciation	(6,865,730)	(606,529)	(66,065)	(140,749)	(79,199)	(166,797)	(101,832)

Net unrealized appreciation	$30,422,276	$39,193,950	$24,410,057	$18,314,445	$15,152,575	$46,717,894	$28,192,908

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MUI invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, MHD, MUS and MUI invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each of MEN’s, MHD’s, MUH’s, MUS’s, MUI’s and MVT’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year ended April 30,	MUA	MEN	MHD	MUH	MUS	MVT
2019	24,627	—	—	—	—	18,940
2018	86,656	37,435	24,051	18,533	2,901	111,960

For the year ended April 30, 2019 and for the year ended April 30, 2018, shares issued and outstanding remained constant for MUI.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

On November 15, 2018, the Board authorized each Fund to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2019, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	05/19/11	1,425	$142,500,000	06/01/41

Redemption Terms: MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between MEN and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement between MEN and the liquidity provider is scheduled to expire on July 4, 2019 unless renewed or terminated in advance.

In the event a fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MEN is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MEN may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MEN may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Long-Term Moody’s Rating	Long-Term Fitch Rating
MEN	Aa1	AAA

Special Rate Period: MEN may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. MEN has commenced or is set to commence a special rate period:

	Commencement Date	Expiration Date as of Period Ended 04/30/2019
MEN	06/21/12	07/04/19

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior to the expiration date, MEN and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by MEN on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) MEN is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) MEN will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) MEN will pay nominal or no fees to the liquidity provider and remarketing agent.

If MEN redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2019, the annualized dividend rate for the VRDP Shares was 2.38%

During the year ended April 30, 2019, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (for purposes of this section, a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances.

As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s	Fitch
MHD	12/16/11	837	$83,700,000	07/02/20	Aa1	AAA
MUH	12/16/11	550	55,000,000	07/02/20	Aa1	AAA
MUS	12/16/11	870	87,000,000	07/02/20	Aa1	AAA
MUI	12/07/12	2,871	287,100,000	07/02/20	Aa1	AAA
MVT	12/16/11	1,400	140,000,000	07/02/20	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In April, 2019, the term redemption date for VMTP Shares was extended until July 2, 2020.There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2019, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	2.56%	2.57%	2.52%	2.56%	2.56%

For the year ended April 30, 2019, VMTP Shares issued and outstanding of each Fund remained constant.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

Offering Costs: MEN, MHD, MUH, MUS, MUI and MVT incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by MEN to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MEN	$3,391,325	$9,972
MHD	2,145,652	—
MUH	1,413,107	—
MUS	2,194,419	—
MUI	7,337,763	—
MVT	3,589,456	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018, were classified as follows:

	Net Investment Income	Net Realized Gain
MUA	$24,403,775	$—
MEN	19,006,534	—
MHD	13,034,780	189,283
MUH	9,599,378	94,182
MUS	9,919,384	—
MUI	22,880,908	59,474
MVT	18,273,763	—

Undistributed net investment income as of April 30, 2018, is as follows:

Undistributed Net Investment Income
MUA	$964,175
MEN	2,730,008
MHD	797,480
MUH	1,379,268
MUS	1,190,147
MUI	1,116,863
MVT	1,315,017

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUA	$0.054500	$0.054500	—	—	$—
MEN	0.044000	0.044000	VRDP	W-7	317,599
MHD	0.067500	0.067500	VMTP	W-7	186,884
MUH	0.061500	0.061500	VMTP	W-7	122,803
MUS	0.044500	0.044500	VMTP	W-7	194,252
MUI	0.044500	0.044500	VMTP	W-7	641,033
MVT	0.059500	0.059500	VMTP	W-7	312,590

(a)	Net investment income dividend paid on June 3, 2019 to Common Shareholders of record on May 15, 2019.
(b)	Net investment income dividend declared on June 3, 2019, payable to Common Shareholders of record on June 14, 2019.
(c)	Dividends declared for period May 1, 2019 to May 31, 2019.

NOTES TO FINANCIAL STATEMENTS	97

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	99

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 112 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 112 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 112 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 112 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	88 RICs consisting of 112 Portfolios	None

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 112 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 295 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 295 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Funds serve at the pleasure of the Board.

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Citigroup Global Markets Inc.(a)

New York, NY 10179

VRDP Liquidity Provider

Citibank, N.A.(a)

New York, NY 10179

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MEN.

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	103

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

MRB	Mortgage Revenue Bonds

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	105

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
Henry Gabbay
Catherine A. Lynch
Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$39,066	$39,066	$0	$0	$20,500	$20,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$20,500	$20,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,000	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Kalinoski and Perilli have both been members of the registrant’s portfolio management team since 2017.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Michael Perilli	Vice President of BlackRock since 2017; Associate of BlackRock from 2008 to 2016.

(a)(2) As of April 30, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager[1]	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	16	0	0	0	0	0
	$31.24 Billion	$0	$0	$0	$0	$0
Michael Perilli	20	0	0	0	0	0
	$4.71 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Michael Perilli	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1 – 30, 2018	0	0	0	0
December 1 – 31, 2018	0	0	0	1,914,813
November 1- 30, 2018	0	0	0	1,914,813
December 1 – 31, 2018	0	0	0	1,914,813
January 1 – 31, 2019	0	0	0	1,914,813
February 1 – 28, 2019	0	0	0	1,914,813
Total:	0	0	0	1,914,813

1The Fund announced an open market share repurchase program on November 15, 2018 pursuant to which the Fund was authorized to repurchase, through November 30, 2019, up to 5% of its common shares based on common shares outstanding on November 30, 2018, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni Intermediate Duration Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 8, 2019